UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-2125

EquiTrust Series Fund, Inc.

(Exact name of registrant as specified in charter)

5400 University Avenue, West Des Moines IA 50266-5997

(Address of principal executive offices) (Zip code)

Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997

(Name and address of agent for service)

Registrant’s telephone number, including area code:

515/225-5400

Date of fiscal year end:

July 31, 2004

Date of reporting period:

July 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.            Reports to Stockholders.

2

EquiTrust Series Fund, Inc.

Annual Report
July 31, 2004

5400 University Avenue
West Des Moines, IA 50266

1-877-860-2904
1-515-225-5586

www.equitrust.com

737-028(04)

This report is not to be distributed unless preceded or accompanied by a prospectus.

Shareholder Account Access
now available
at www.equitrust.com

PRESIDENT'S LETTER

Dear Shareholder:

Investors in both the equity and fixed income markets experienced positive returns during the Fund's fiscal year ended July 31, 2004. Those gains, however, were largely achieved in the first half of the period, as in the second half equity benchmarks reported losses and fixed income benchmarks only modest gains. The S&P 500 Stock Composite Index (the "S&P 500"), for example, returned over 15% in the first half of the period, but achieved a smaller gain of 13.17% for the entire twelve-month period. The Dow Jones Industrial Average performed similarly, finishing the year up 12.17% despite a gain of almost 15% through January, 2004. The NASDAQ Composite returned 19.39% in the first half of the fiscal year, but finished with a significantly smaller gain of 9.29%.

Most fixed income benchmarks also recorded the bulk of their gains in the first half of the twelve-month period, as rising interest rates resulted in relatively flat performance during the second half. Regardless, fixed income performance for the entire twelve-month period was respectable. The Lehman Brothers U.S. Aggregate Index ("Aggregate Index"), a measure of the broad domestic fixed income security market, recorded a return of 4.84% for the period. High-grade corporate issues and mortgage-backed securities, as represented by their respective Lehman Brothers benchmarks, modestly outperformed the Aggregate benchmark, while Lehman's high yield benchmark performed significantly better with a total return of 13.07%.

Strong corporate earnings growth and benign inflation aided the financial markets for the first half of the fiscal year. Throughout the second half, though, the economy's growth fostered fears among investors that both inflation and interest rates would soon begin to rise, possibly rapidly. After several years of benign inflation, and even a threat of deflation, goods and services pricing finally appears to be creeping up as the economy returns to its long-term trend of growth. The financial markets have consequently expected the Federal Reserve Board (the "Fed") to begin raising the short-term Federal Funds rate to prevent a severe inflation threat. Indeed, the Fed did raise the benchmark rate in June, from 1% to 1.25%, after having cut it repeatedly between January, 2001 and June, 2003. This small increase was hardly monumental, though; more significant to the financial markets was the Fed's stated intent to increase rates further as necessary.

Fixed income investors have actually been demanding higher yields on longer-term securities for the past few months to compensate for higher expected inflation. Reflecting the inverse relationship between rates and bond prices, fixed income security values have declined as a result of the higher yields. While bond investors continued to receive their interest payments during the second half of the fiscal period, their total return suffered due to the decline in the value of their bonds.

Equity performance has largely been restrained for the past six months despite continued growth in corporate earnings and improvement in the economy in general. Here, too, inflation has indirectly muted equity returns, as rising interest rates have made fixed income investments more attractive relative to equity investments. More importantly, though, investor expectations for strong earnings growth contributed to the equity market's strong performance in the 2003 calendar year and valuations now appear to account for those expectations.

Both equity and fixed income securities face challenges to near-term performance. Equity valuations are becoming more attractive as a consequence of continued earnings growth, but returns may be modest until valuations revert to long-term averages. In spite of their interest coupon payments, fixed income investments may continue to record modest total returns as long as interest rates rise and bond prices decline. In this environment, it is important that investors assess their risk tolerance and determine an appropriate asset allocation among cash, equities, fixed income securities that is suited to that risk tolerance.

The EquiTrust portfolios provide a means for our investors to gain exposure to the domestic equity and fixed income markets. Below is a summary of how the individual portfolios performed during the fiscal year ended July 31, 2004.

Money Market: The interest rates offered by money market funds correspond with the fluctuations in interest rates set by central banks such as the Federal Open Market Committee ("FOMC") and the British Banker's Association ("BBA"). The FOMC, the committee responsible for implementing the Federal Reserve Board's monetary policy, controls the Federal Funds rate (the overnight lending rate between banks), and the BBA sets the London Interbank Offered Rate ("LIBOR") (the interest rate banks charge each other in England's Eurodollar market). The FOMC raised the Federal Funds rate by a quarter percent for a second time this summer at its August 10th meeting, bringing the key short-term interest rate to 1.5%. The FOMC restated its pledge to raise interest rates at a "measured pace to suppress inflation without choking off growth." However, transitioning from a very accommodative monetary policy with interest rates at historically low levels to more normalized conditions is proving to be a delicate balance for the Federal Reserve Board. Although the economy still appears to be strengthening, daily new highs in oil prices, disappointment in employment growth and continued bad news in the Middle East are all undermining sentiment. Higher fuel costs restrained consumer spending in the second quarter and dampened economic growth. The economy grew at an annual rate of 3% in the second quarter of 2004 following 4.5% growth in the first quarter. While the FOMC wants to get back to a more normal rate structure, it doesn't want to undermine the economic expansion and knows that it cannot move too boldly or the highly-leveraged economy could stumble badly. Without a good payroll number next month a rate hike in September is unlikely. The most probable scenario for another rate increase is after the election with a Federal Funds rate of 1.75% expected by the end of the year.

High Grade Bond: The two-year Treasury yield increased by 94 basis points (0.94%) to 2.68%, the ten-year Treasury yield increased 7 basis points (0.07%) to 4.48%, and the thirty-year Treasury yield declined 16 basis points (0.16%) to 5.20% over the twelve-month reporting period ended July 31, 2004. The best performing sector of the Lehman Brothers U.S. Aggregate Index for this period was the Investment Grade Corporate Index, as corporate spreads continued to narrow as a result of strong technical factors, as well as an improvement in the fundamental credit quality for the investment grade corporate bond market.

Given the relatively low level of interest rates we continue to feel that it is not an appropriate time to take on a larger amount of interest risk than the Aggregate Index. However, given the very steep yield curve it is very costly to remain in cash so we will keep the majority of the Portfolio invested in intermediate securities.

Strategic Yield: The Lehman Brothers High Yield Index ("High Yield Index") recorded excellent results for the one-year period ending July 31, 2004 with a 13.07% return. The option-adjusted spread on the Lehman Brothers High Yield Index finished the current period at 399 basis points (3.99%), which was 128 basis points (1.28%) lower than at the start of the reporting period. On a fundamental basis a continued decline in defaults and improvement in the credit rating upgrade-to-downgrade ratio helped the high yield market.

During the most recent fiscal year, the Portfolio's performance lagged the High Yield Index, returning 10.33%, but exceeding the 7.25% returned by the combined Lehman Brothers U.S. Credit/High Yield Index. The Portfolio's performance was hindered by having less exposure to both high yield issues and lower rated issues relative to the High Yield Index; in general, the lowest rated issues were the best performers during the period. A higher exposure to cash than the High Yield Index, as well as Portfolio expenses, also helped to lower the Portfolio's returns relative to that index.

It appears that the high yield market may be getting a little ahead of the fundamentals. Given that it has dramatically outperformed the investment grade bond market, we may be more inclined to lean toward lower investment grade issues when making new acquisitions.

Managed: The Managed Portfolio returned 11.50% (non-standardized) for the twelve-month period ended July 31, 2004, relative to 13.17% for the S&P 500. The Portfolio remains most heavily allocated to quality equities, but inflows have raised its cash levels and brought down both the equity and fixed income weightings.

Equity valuations have improved of late with continued growth in earnings, so that trailing P/E multiples are no longer at extreme levels. From a long-term perspective though, valuation is still above average and not broadly compelling. As of July 31, 2004, the S&P 500 traded at just under 20 times trailing earnings, down from nearly 30 times earnings earlier in fiscal 2004, but high relative to a long-term average near sixteen.

Interest rates rose modestly during the second half of the fiscal year and higher yields generally make fixed income securities more attractive on an absolute basis and also relative to equities. We would expect to work down the Portfolio's cash level by purchasing additional amounts fixed income or equity securities as either asset class becomes more attractive.

Value Growth:  During fiscal 2004, the Value Growth Portfolio returned 15.42%, modestly outperforming its benchmark, the S&P 500, which returned 13.17%. It outperformed the S&P 500 during the first half of fiscal 2004 as a result of individual security selection and the timing of securities acquisitions and sales. Then, during the latter half of fiscal 2004, its performance roughly matched that of the benchmark so that it largely retained its outperformance relative to the S&P 500.

We have positioned the Portfolio so that it is weighted most heavily towards high quality stocks and sectors that have also historically performed best in a period of decelerating earnings growth. That means the Portfolio is heavy in the energy, consumer staples and health care sectors, and underweight more cyclical sectors such as consumer discretionary and information technology. It does have a substantial weight in utilities stocks as well, but we trimmed its exposure to this sector as rates rose this spring.

Blue Chip: The Blue Chip Portfolio passively tracks the direction of the large capitalization equity market. It returned 8.70% (non-standardized) for the twelve-month period. This performance trailed that of the S&P 500 with 13.17% and the Dow Jones Industrial Average with 12.17%, but the Portfolio's returns remain significantly correlated to those of its two benchmarks. The Portfolio remains substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.

We appreciate your investment in the Fund and we take seriously our task of seeking to grow and protect that investment. Thank you for continued support of the Fund.

Craig A. Lang
President

August 27, 2004

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The return information of the Portfolios is for the Class B shares and does not reflect the deduction of the contingent deferred sales charge ("CDSC"). If reflected, the CDSC would have reduced the performance of the Portfolios.

Past performance is not a guarantee of future results.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Comparison of Change in Value of $10,000 Investment in
the Value Growth Portfolio (Class B) and S&P 500

For the fiscal year ended July 31, 2004, the total return (non-standardized) for the Value Growth Portfolio was 15.42% relative to 13.17% for its benchmark, the S&P 500 Stock Composite Index (the "S&P 500").

The S&P 500 rose over 15% through the first half of the twelve-month period as the economy and corporate earnings exhibited strong signs of growth. In the second half, though, market performance was negatively impacted by fears of inflation and higher interest rates and the realization that earnings growth could start to slow substantially. The Value Growth Portfolio outperformed the benchmark in the first half of the fiscal year and then roughly matched its performance in the second half, thus retaining its performance advantage for the entire year. It has been underweight technology stocks and overweight energy stocks relative to the index, and this positively impacted performance. In addition, the Portfolio benefited from the performance of individual holdings and the timing of sales and acquisitions.

Looking forward, corporate earnings growth has now reached a point where it will likely begin to decelerate. This should benefit the Portfolio, as it is most heavily weighted in defensive sectors such as energy, consumer staples and health care sectors, and underweight more cyclical sectors such as consumer discretionary and information technology.

Comparison of Change in Value of $10,000 Investment in
the High Grade Bond Portfolio (Class B) and Lehman Brothers U.S. Aggregate Index

During the twelve-month period ended July 31, 2004, the High Grade Bond Portfolio underperformed the Lehman Brothers U.S. Aggregate Index, as reflected by the 4.79% total return (non-standardized) produced by the Portfolio versus the 4.84% total return produced by the Index.

The total returns for the major components of the Lehman Brothers U.S. Aggregate Index for this period were as follows: U.S. Fixed Rate Mortgage-backed (36% of the Index), 5.11%; U.S. Government (35% of the Index), 3.86%; and U.S. Investment Grade Corporate (20% of the Index), 6.08%. The Index had an effective duration1 of 4.67 as of July 31, 2004. In comparison, the Portfolio had approximately 41% of its assets invested in mortgage-backed securities, 45% in corporate securities, and 14% in cash equivalents as of July 31, 2004. The effective duration of the Portfolio was 4.47 as of July 31, 2004. Based on this measure, the Portfolio and the Index would be expected to respond relatively the same to any given movement in interest rates. The Portfolio had a higher exposure to the outperforming investment grade corporate bond market and fixed rate mortgage-backed market than the Lehman Brothers Aggregate Index. However, these positives were not enough to offset Portfolio expenses and the total return (non-standardized) trailed the Index by five basis points (.05%).

During the reporting period the major changes to the Portfolio were an increase in its holdings of cash equivalents and corporate securities and a decrease in its holdings of GNMA Mortgage-backed Securities. At the present time we anticipate maintaining a duration fairly close to that of the Aggregate Index. Our current view is that the general trend in interest rates will be higher but given the steepness of the yield curve it is costly to stay in cash equivalents. Given this we anticipate that the majority of new investments will be made in securities with intermediate term durations.

1  Duration is a measure of interest rate risk for individual securities and portfolios. The lower the duration for a security or portfolio, the less sensitive it is to movements in interest rates.

Comparison of Change in Value of $10,000 Investment in
the Strategic Yield Portfolio (Class B) and Lehman Brothers U.S. Credit/High Yield Index

During the twelve-month period ended July 31, 2004, the 10.33% total return (non-standardized) produced by the Strategic Yield Portfolio was above the 7.25% total return produced by the Lehman Brothers U.S. Credit/High Yield Index.

The total returns for the two components of the Lehman Brothers U.S. Credit/High Yield Index over this period were as follows: U.S. Investment Grade Credit (77% of the Index), 5.83%, and U.S. High Yield (23% of the Index), 13.07%. The Portfolio had approximately 59% of its assets invested in corporate securities rated as non-investment grade or high yield by Moody's and/or Standard & Poor's, 32% of its assets invested in corporate securities rated investment grade by both Moody's and Standard & Poor's, and 9% of its assets invested in cash equivalents.

The Portfolio had a return higher than the Lehman Brothers U.S. Credit/High Yield Index during the period mainly due to its higher exposure to high yield issues than the Index, which more than offset Portfolio expenses.

Given the outperformance of high yield bonds over this period, we feel that this sector may become less attractive and therefore may lean toward adding more investment grade issues to the Portfolio going forward. As always, we will attempt to seek out securities in both the investment grade and non-investment grade markets that we feel offer attractive potential returns for the amount of risk taken.

Comparison of Change in Value of $10,000 Investment in
the Managed Portfolio (Class B) and S&P 500

The Managed Portfolio returned 11.50% (non-standardized) for the fiscal year ended July 31, 2004, modestly underperforming the S&P 500's return of 13.17%. This Portfolio is a tactical asset allocation portfolio with an investment emphasis on securities producing income and potential for capital appreciation. For this reason, neither its performance nor its constitution will likely mirror any particular equity index over long periods of time.

As of the end of the twelve-month period, the Portfolio was weighted most heavily towards equities, with a weight slightly over 66%. It tends to hold high quality, dividend-paying stocks, which actually underperformed more speculative, lower quality issues during the period. As of July 31, 2004, the Portfolio had a sizeable cash position at 19.60%, while fixed income securities constituted the remaining 14.32% of the Portfolio. In general, cash and fixed income securities recorded lower returns relative to equities for the year, and this contributed to the Portfolio's lag in performance relative to the S&P 500.

Looking forward, corporate earnings growth has now reached a point where it will likely begin to decelerate. This should benefit the Portfolio, as it is most heavily weighted in defensive sectors such as energy, consumer staples and health care sectors, and underweight more cyclical sectors such as consumer discretionary and information technology.

Comparison of Change in Value of $10,000 Investment in
the Blue Chip Portfolio (Class B) and S&P 500

The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market. As such, it remains substantially invested in approximately 50 such common stock issues at all times. Accordingly, the performance of this Portfolio will roughly parallel that of the Dow Jones Industrial Average (the "Dow") and the S&P 500 Stock Composite Index (the "S&P 500"). For the fiscal ended July 31, 2004, the Portfolio returned 8.70% (non-standardized), relative to 13.17% for the S&P 500 and 12.17% for the Dow.

The Portfolio trailed the two benchmarks primarily due to slight variances in weightings of both sectors and individual stocks relative to the benchmarks. For example, the Portfolio is underweight the technology, financial and consumer staples sectors, three of the S&P 500's best performers for the year. Also, the best performing individual stocks in most sectors tended to be those of smaller companies that do not have a significant weight in the S&P 500 or, consequently, in the Portfolio.

Similarly, while the Portfolio currently holds all thirty Dow stocks, it generally holds a smaller relative weighting in these names because it also holds roughly twenty other S&P 500 names. As occurred over this period, the Blue Chip Portfolio's relative Dow stock weightings may dilute the Portfolio's performance as compared to that of the Dow.

The Portfolio's relative performance should improve if the larger index names begin to outperform the smaller ones. The Portfolio maintains a strong correlation to both the Dow and the S&P 500, indicating it continues to track the large capitalization sector well despite the recent performance variance.

EquiTrust Series Fund, Inc.
Value Growth Portfolio

Portfolio Holdings by Industry Sector
Based on Net Assets
July 31, 2004

Depository Institutions
9.34%
Chemicals and Allied Products
8.52%
Petroleum and Coal Products
5.74%
Food and Kindred Products
5.17%
Business Services
5.03%
Oil and Gas Extraction
4.76%
Health Services
4.51%
Instruments and Related Products
4.50%
Transportation Equipment
4.45%
Insurance Carriers
4.14%
Electric, Gas and Sanitary Services
3.23%
Holding and Other Investment Offices
3.18%
Food Stores
2.83%
Industrial Machinery and Equipment
2.57%
Communications
2.14%
Printing and Publishing
2.10%
Other*
16.89%
Short-Term Investments & Other Net Assets**
10.90%

*  The "Other" category includes industry sectors with total net assets of 2% or less per sector. See the Schedule of Investments for individual industry sectors.

**  This category includes short-term investments in commercial paper, money market mutual funds and
U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

EquiTrust Series Fund, Inc.
High Grade Bond Portfolio

Portfolio Holdings by Credit Quality and Type of Security*
Based on Net Assets
July 31, 2004

Government National Mortgage Association (not rated)
41.48%
Corporate Bonds rated A
15.17%
Corporate Bonds rated A-
11.25%
United States Government Agencies (not rated)
9.59%
Corporate Bonds rated A+
3.84%
Corporate Bonds rated BB-
3.09%
Corporate Bonds rated BBB+
2.99%
Preferred Stock rated BBB-
2.80%
Corporate Bonds rated AAA
2.20%
Corporate Bonds rated BB+
2.07%
Corporate Bonds rated BBB-
1.31%
Short-Term Investments & Other Net Assets**
4.21%

*  Credit quality as reported by Standard & Poor's

**  This category includes short-term investments in commercial paper and money market mutual funds, along with cash, receivables, prepaid expenses and other assets, less liabilities.

EquiTrust Series Fund, Inc.
Strategic Yield Portfolio

Portfolio Holdings by Credit Quality and Type of Security*
Based on Net Assets
July 31, 2004

Corporate Bonds rated BB+
31.52%
Corporate Bonds rated BBB-
13.15%
Corporate Bonds rated BBB
12.99%
Corporate Bonds rated BB
12.60%
Preferred Stocks rated BBB-
7.39%
Corporate Bonds rated B+
7.03%
Corporate Bonds rated BB-
4.73%
Corporate Bonds rated A-
1.31%
Corporate Bonds rated CCC-
0.11%
Short-Term Investments & Other Net Assets**
9.17%

*  Credit quality as reported by Standard & Poor's

**  This category includes short-term investments in money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

EquiTrust Series Fund, Inc.
Managed Portfolio

Portfolio Holdings by Industry Sector
Based on Net Assets
July 31, 2004

United States Government Agencies
16.22%
Depository Institutions
9.50%
Mortgage-Backed Securities
7.99%
Chemicals and Allied Products
5.98%
Electric, Gas and Sanitary Services
5.09%
Transportation Equipment
4.96%
Petroleum and Coal Products
4.62%
Food and Kindred Products
4.54%
Corporate Bonds
3.45%
Paper and Allied Products
2.94%
Holding and Other Investment Offices
2.78%
Insurance Carriers
2.76%
Instruments and Related Products
2.62%
Metal Mining
2.49%
Oil and Gas Extraction
2.46%
Health Services
2.16%
Other*
13.39%
Commercial Paper, Money Market Mutual Funds & Other Net Assets**
6.05%

*  The "Other" category includes industry sectors with total net assets of 2% or less per sector. See the Schedule of Investments for individual industry sectors.

**  This category includes investments in commercial paper and money market mutual funds, along with cash, receivables, prepaid expenses and other assets, less liabilities.

*  This category includes cash, receivables, prepaid expenses and other assets, less liabilities.

EquiTrust Series Fund, Inc.
Blue Chip Portfolio

Portfolio Holdings by Industry Sector
Based on Net Assets
July 31, 2004

Chemicals and Allied Products
16.95%
Depository Institutions
10.54%
Industrial Machinery and Equipment
9.75%
Transportation Equipment
8.30%
Electronic and Other Electric Equipment
7.00%
Petroleum and Coal Products
6.80%
Communications
5.16%
Business Services
3.94%
Food and Kindred Products
3.68%
Security and Commodity Brokers
3.64%
Insurance Carriers
3.56%
General Merchandise Stores
3.00%
Electric, Gas and Sanitary Services
2.96%
Tobacco Products
2.51%
Motion Pictures
2.16%
Eating and Drinking Places
2.14%
Other*
4.48%
Short-Term Investments & Other Net Assets**
3.43%

*  The "Other" category includes industry sectors with total net assets of 2% or less per sector. See the Schedule of Investments for individual industry sectors.

**  This category includes short-term investments in money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

Expense Example:

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including contingent deferred sales charges if your investment is held for six years or less, and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a given Portfolio and Share Class of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on February 1, 2004 and held until July 31, 2004.

Actual Expenses –

The first line for each Portfolio and Share Class in the following table provides information about actual account values and actual expenses for that Portfolio and Share Class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" for the same Portfolio and Share Class to estimate the expenses you paid on your account during this period. The Fund also charges Class B shareholders with certain retirement and savings accounts an annual fee of $10 per year for fiduciary expenses. These Class B shareholders should reduce their ending account value and increase their expenses by the amount of the annual fee ($5 for a one-half year period) to estimate total ongoing expenses.

Hypothetical Example for Comparison Purposes –

The second line for each Portfolio and Share Class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of that Portfolio and Share Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Portfolio and Share Class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a given Portfolio and Share Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund also charges Class B shareholders with certain retirement and savings accounts an annual fee of $10 per year for fiduciary expenses. These Class B shareholders should reduce their ending account value and increase their expenses by the amount of the annual fee ($5 for a one-half year period) to estimate total ongoing expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges or exchange fees. Therefore, the second line for each Portfolio and Share Class the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were included, your costs would have been higher.

Portfolio and Share Class	Beginning Account Value 2/1/2004	Ending Account Value 7/31/2004	Expenses Paid During Period* 2/1/2004 - 7/31/2004	Annualized Expense Ratio
Value Growth – Class B Actual Hypothetical **	$1,000 $1,000	$ 978.28 $1,017.17	$7.75 $7.90	1.57%

Value Growth – Class I Actual Hypothetical **	$1,000 $1,000	$ 982.53 $1,021.47	$3.50 $3.57	0.71%

High Grade Bond – Class B Actual Hypothetical **	$1,000 $1,000	$ 996.08 $1,016.73	$8.25 $8.34	1.66%

High Grade Bond – Class I Actual Hypothetical **	$1,000 $1,000	$1,000.91 $1,021.64	$3.36 $3.39	0.67%

Strategic Yield – Class B Actual Hypothetical **	$1,000 $1,000	$1,015.03 $1,015.64	$9.43 $9.43	1.88%

Strategic Yield – Class I Actual Hypothetical **	$1,000 $1,000	$1,020.53 $1,020.75	$4.29 $4.30	0.85%

Managed – Class B Actual Hypothetical **	$1,000 $1,000	$ 992.00 $1,016.30	$8.66 $8.77	1.74%

Managed – Class I Actual Hypothetical **	$1,000 $1,000	$ 995.83 $1,020.82	$4.18 $4.23	0.84%

Money Market – Class B Actual Hypothetical **	$1,000 $1,000	$1,000.66 $1,020.50	$4.50 $4.54	0.90%

Money Market – Class I Actual Hypothetical **	$1,000 $1,000	$1,002.19 $1,022.04	$2.97 $3.00	0.59%

Blue Chip – Class B Actual Hypothetical **	$1,000 $1,000	$ 969.56 $1,017.97	$6.93 $7.10	1.41%

Blue Chip – Class I Actual Hypothetical **	$1,000 $1,000	$ 974.02 $1,022.85	$2.13 $2.18	0.43%

* Expenses are equal to the Annualized Expense Ratio as shown in the table for each Portfolio and Class, multiplied by the average account value over the period, multiplied by 182 days divided by 365 to reflect the one-half year period.

** Hypothetical examples are based on 5% return before expenses.

EQUITRUST SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2004

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
ASSETS
Investments in securities, at value (cost - $70,171,511; $16,565,920; $12,763,376; $37,035,933; $3,361,540; and $43,624,423, respectively)	$74,559,004	$17,004,095	$13,224,489	$41,954,522	$3,361,540	$58,346,336
Cash	49,879	27,089	18,953	2,052	131,152	19,813
Receivables:
Accrued dividends and interest	70,752	161,736	169,794	51,632	880	92,363
EquiTrust Investment Management Services, Inc.	-	-	-	-	559	-
Portfolio securities sold	442,961	-	-	96,208	-	-
Fund shares sold	7,346	-	-	10,126	25	575
Prepaid expense and other assets	1,136	256	198	626	49	891
Total Assets	75,131,078	17,193,176	13,413,434	42,115,166	3,494,205	58,459,978
LIABILITIES
Payable to EquiTrust Investment Management Services, Inc.	21,001	7,168	6,573	13,899	1,543	19,561
Portfolio securities purchased	377,182	248,880	123,574	209,927	-	-
Payable for fund shares redeemed	4,835	-	15,021	1,532	-	7,293
Accrued expenses	17,833	8,687	7,694	11,214	6,205	12,843
Total Liabilities	420,851	264,735	152,862	236,572	7,748	39,697
NET ASSETS	$74,710,227	$16,928,441	$13,260,572	$41,878,594	$3,486,457	$58,420,281
ANALYSIS OF NET ASSETS
Capital stock (5,000,000,000 shares authorized, $0.001 par value)	$6,380	$1,608	$1,367	$3,037	$3,486	$1,567
Paid-in capital	93,309,758	16,538,517	13,910,229	40,433,095	3,482,971	47,697,654
Accumulated undistributed net investment income	147,325	-	-	128	-	227,773
Accumulated undistributed net realized loss from investment transactions	(23,140,729)	(49,859)	(1,112,137)	(3,476,255)	-	(4,228,626)
Net unrealized appreciation of investments	4,387,493	438,175	461,113	4,918,589	-	14,721,913
NET ASSETS	$74,710,227	$16,928,441	$13,260,572	$41,878,594	$3,486,457	$58,420,281
NET ASSET VALUE PER SHARE
Class B: Net Assets	$69,495,348	$12,287,029	$10,308,882	$36,152,343	$2,986,457	$48,372,593
Shares issued and outstanding	5,937,078	1,167,429	1,062,105	2,622,550	2,986,457	1,298,272
Net Asset Value Per Share	$11.71	$10.52	$9.71	$13.79	$1.00	$37.26
Class I: Net Assets	$5,214,879	$4,641,412	$2,951,690	$5,726,251	$500,000	$10,047,688
Shares issued and outstanding	441,587	440,668	304,294	414,317	500,000	267,975
Net Asset Value Per Share	$11.81	$10.53	$9.70	$13.82	$1.00	$37.49

See accompanying notes.

EQUITRUST SERIES FUND, INC.
STATEMENTS OF OPERATIONS

Year Ended July 31, 2004

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
INVESTMENT INCOME
Dividends	$1,239,979	$34,431	$79,280	$802,511	$-	$1,167,287
Interest	66,582	925,859	920,460	387,985	40,523	16,342
Less foreign tax withholding	(4,097)	-	-	(2,664)	-	-
Total Investment Income	1,302,464	960,290	999,740	1,187,832	40,523	1,183,629
EXPENSES
Paid to Affiliates:
Investment advisory and management fees	372,329	70,195	73,862	250,494	9,898	146,062
Transfer and dividend disbursing agent fees	139,846	33,999	35,472	92,606	6,838	136,994
Distribution fees	347,951	65,122	52,852	182,199	14,957	242,255
Administrative service fees.	173,975	32,561	26,426	91,100	7,478	121,127
Accounting fees	30,000	8,774	6,715	20,875	1,980	29,213
Custodian fees	17,250	11,391	8,641	13,638	7,027	15,148
Professional fees	32,968	11,538	9,629	16,746	8,068	21,851
Directors' fees and expenses.	6,809	1,618	1,237	3,828	380	5,344
Reports to shareholders	26,109	6,113	4,615	14,533	1,372	20,439
Registration fees	10,180	7,210	7,088	8,247	5,874	9,533
Miscellaneous	2,849	1,022	677	1,729	302	1,903
Total Expenses	1,160,266	249,543	227,214	695,995	64,174	749,869
Waiver of fees	-	-	-	-	(32,325)	-
Fees paid indirectly	(803)	(377)	(376)	(618)	(513)	(685)
Net Expenses	1,159,463	249,166	226,838	695,377	31,336	749,184
Net Investment Income	143,001	711,124	772,902	492,455	9,187	434,445
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	3,748,901	(49,859)	(70,371)	2,084,212	-	(331,809)
Change in unrealized appreciation of investments	6,451,618	217,059	637,877	1,916,339	-	4,717,175
Net Gain on Investments	10,200,519	167,200	567,506	4,000,551	-	4,385,366
Net Increase in Net Assets Resulting from Operations	$10,343,520	$878,324	$1,340,408	$4,493,006	$9,187	$4,819,811

See accompanying notes.

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Value Growth Portfolio		High Grade Bond Portfolio
	Year Ended July 31,		Year Ended July 31,
	2004	2003	2004	2003
OPERATIONS
Net investment income	$143,001	$222,617	$711,124	$668,334
Net realized gain (loss) from investment transactions	3,748,901	183,842	(49,859)	55,151
Change in unrealized appreciation/(depreciation) of investments	6,451,618	7,612,171	217,059	(68,327)
Net Increase in Net Assets Resulting from Operations	10,343,520	8,018,630	878,324	655,158
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class B	(168,740)	(122,550)	(495,194)	(494,549)
Class I	(53,781)	(38,030)	(215,930)	(173,785)
Net realized gain from investment transactions:
Class B	-	-	(41,426)	(22,835)
Class I	-	-	(13,862)	(4,599)
Total Dividends and Distributions	(222,521)	(160,580)	(766,412)	(695,768)
CAPITAL SHARE TRANSACTIONS	(3,089,078)	(3,262,511)	(750,826)	1,773,778
Total Increase (Decrease) in Net Assets	7,031,921	4,595,539	(638,914)	1,733,168
NET ASSETS
Beginning of year	67,678,306	63,082,767	17,567,355	15,834,187
End of year (including accumulated undistributed net investment income as set forth below)	$74,710,227	$67,678,306	$16,928,441	$17,567,355
Accumulated Undistributed Net Investment Income	$147,325	$222,271	$-	$-

See accompanying notes.

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Strategic Yield Portfolio		Managed Portfolio
	Year Ended July 31,		Year Ended July 31,
	2004	2003	2004	2003
OPERATIONS
Net investment income	$772,902	$852,832	$492,455	$603,446
Net realized gain (loss) from investment transactions	(70,371)	(195,990)	2,084,212	830,651
Change in unrealized appreciation/(depreciation) of investments	637,877	7,635	1,916,339	3,039,725
Net Increase in Net Assets Resulting from Operations	1,340,408	664,477	4,493,006	4,473,822
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class B	(586,038)	(675,387)	(386,391)	(500,589)
Class I	(186,864)	(177,445)	(106,159)	(102,634)
Net realized gain from investment transactions:
Class B	-	-	-	-
Class I	-	-	-	-
Total Dividends and Distributions	(772,902)	(852,832)	(492,550)	(603,223)
CAPITAL SHARE TRANSACTIONS	(572,235)	771,492	(1,325,225)	37,632
Total Increase (Decrease) in Net Assets	(4,729)	583,137	2,675,231	3,908,231
NET ASSETS
Beginning of year	13,265,301	12,682,164	39,203,363	35,295,132
End of year (including accumulated undistributed net investment income as set forth below)	$13,260,572	$13,265,301	$41,878,594	$39,203,363
Accumulated Undistributed Net Investment Income	$-	$-	$128	$223

See accompanying notes.

	Money Market Portfolio		Blue Chip Portfolio
	Year Ended July 31,		Year Ended July 31,
	2004	2003	2004	2003
OPERATIONS
Net investment income	$9,187	$20,460	$434,445	$290,057
Net realized gain (loss) from investment transactions	-	-	(331,809)	(2,860,328)
Change in unrealized appreciation/(depreciation) of investments	-	-	4,717,175	6,384,813
Net Increase in Net Assets Resulting from Operations	9,187	20,460	4,819,811	3,814,542
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class B	(4,226)	(6,651)	(235,609)	(121,092)
Class I	(4,961)	(13,809)	(148,432)	(70,120)
Net realized gain from investment transactions:
Class B	-	-	-	-
Class I	-	-	-	-
Total Dividends and Distributions	(9,187)	(20,460)	(384,041)	(191,212)
CAPITAL SHARE TRANSACTIONS	(1,285,240)	462,370	(351,195)	4,176,346
Total Increase (Decrease) in Net Assets	(1,285,240)	462,370	4,084,575	7,799,676
NET ASSETS
Beginning of year	4,771,697	4,309,327	54,335,706	46,536,030
End of year (including accumulated undistributed net investment income as set forth below)	$3,486,457	$4,771,697	$58,420,281	$54,335,706
Accumulated Undistributed Net Investment Income	$-	$-	$227,773	$177,369

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO

July 31, 2004

	Shares Held		Value
COMMON STOCKS (89.10%)
BUSINESS SERVICES (5.03%)
Affiliated Computer Services, Inc.-Class A	7,100	(1)	$368,490
Computer Associates International, Inc.	22,345		563,988
Compuware Corp.	29,950	(1)	147,953
First Data Corp.	5,130		228,849
Microsoft Corp.	24,800		705,808
Oracle Corp.	17,300	(1)	181,823
SunGard Data Systems, Inc.	7,400	(1)	172,494
Symantec Corp.	21,600	(1)	1,010,016
Veritas Software Corp.	19,800	(1)	377,388
			3,756,809
CHEMICALS AND ALLIED PRODUCTS (8.52%)
Abbott Laboratories	12,450		489,908
Bristol-Myers Squibb Co.	19,580		448,382
E.I. du Pont de Nemours & Co.	12,500		535,875
GlaxoSmithKline plc	7,675		314,291
Hospira, Inc.	1,245	(1)	32,258
IVAX Corp.	16,200	(1)	386,370
Johnson & Johnson	11,500		635,605
KV Pharmaceutical Co.- Class A	15,150	(1)	263,761
Merck & Co., Inc.	14,469		656,169
Mylan Laboratories, Inc.	50,200		743,964
Olin Corp.	9,600		165,888
Pfizer, Inc.	28,936		924,795
SurModics, Inc.	17,616	(1)	421,375
Wyeth	9,830		347,982
			6,366,623
COMMUNICATIONS (2.14%)
ADC Telecommunications, Inc.	74,300	(1)	178,320
Centurytel, Inc.	22,280		690,457
Comcast Corp.-Class A	6,470	(1)	177,278
ECtel, Ltd.	227	(1)	588
Nextel Communications, Inc.	24,200	(1)	550,792
			1,597,435
DEPOSITORY INSTITUTIONS (9.34%)
AmSouth Bancorporation	23,700		581,361
Associated Banc-Corp.	24,421		735,316

	Shares Held		Value
Astoria Financial Corp.	10,100		$345,016
Bank of America Corp.	15,731		1,337,292
Citigroup, Inc.	19,670		867,250
National City Corp.	10,030		366,095
New York Community Bancorp, Inc.	29,770		572,775
U.S. Bancorp	41,167		1,165,026
Wachovia Corp.	11,922		528,264
Wilmington Trust Corp.	13,700		478,130
			6,976,525
EATING & DRINKING PLACES (0.56%)
Wendy's International, Inc.	11,700		418,509
ELECTRIC, GAS AND SANITARY SERVICES (3.23%)
Alliant Energy Corp.	13,505		349,915
Atmos Energy Corp.	24,288		611,329
Black Hills Corp.	11,160		308,239
Nisource, Inc.	19,000		393,300
Pepco Holdings, Inc.	19,900		358,200
Xcel Energy, Inc.	23,065		394,411
			2,415,394
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (1.90%)
Acuity Brands, Inc.	31,572		752,992
ECI Telecom, Ltd.	20,000	(1)	124,380
Electronic Data Systems Corp.	8,755		161,792
Intel Corp.	15,600		380,328
			1,419,492
FABRICATED METAL PRODUCTS (1.09%)
Cooper Industries, Ltd.	6,379		362,774
Shaw Group, Inc.	16,300	(1)	161,696
Stanley Works (The)	6,900		292,560
			817,030
FOOD AND KINDRED PRODUCTS (5.17%)
ConAgra Foods, Inc.	52,312		1,360,112
Sara Lee Corp.	35,000		768,600
Sensient Technologies Corp.	83,831		1,730,272
			3,858,984

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (continued)

	Shares Held		Value
FOOD STORES (2.83%)
7-Eleven, Inc.	53,020	(1)	$909,293
Kroger Co.	29,178	(1)	461,012
Safeway, Inc.	35,135	(1)	742,403
			2,112,708
GENERAL MERCHANDISE STORES (1.56%)
Federated Department Stores, Inc.	8,065		386,475
Fred's, Inc.	21,000		379,050
Target Corp.	9,200		401,120
			1,166,645
HEALTH SERVICES (4.51%)
Laboratory Corp. of America Holdings	23,100	(1)	904,596
Province Healthcare Co.	45,200	(1)	656,756
Schering-Plough Corp.	31,650		615,909
Select Medical Corp.	23,600		303,024
Taro Pharmaceutical Industries, Ltd.	9,750	(1)	217,718
Universal Health Services, Inc.-Class B	14,725		670,135
			3,368,138
HOLDING AND OTHER INVESTMENT OFFICES (3.18%)
Highwoods Properties, Inc.	29,150		676,280
MBIA, Inc.	16,200		874,476
Reckson Associates Realty Corp.-Class A	29,650		821,602
			2,372,358
INDUSTRIAL MACHINERY AND EQUIPMENT (2.57%)
Cisco Systems, Inc.	11,100	(1)	231,546
EMC Corp.	32,700	(1)	358,719
Hewlett-Packard Co.	10,700		215,605
Ingersoll-Rand Co. Ltd.- Class A	14,100		968,529
Solectron Corp.	26,600	(1)	146,300
			1,920,699
INSTRUMENTS AND RELATED PRODUCTS (4.50%)
Agilent Technologies, Inc.	12,000	(1)	285,720
Becton Dickinson & Co.	36,100		1,705,003
JDS Uniphase Corp.	21,600	(1)	74,520

	Shares Held		Value
Medtronic Inc.	4,000		$198,680
Pall Corp.	36,770		851,961
Perkinelmer, Inc.	13,800		242,604
			3,358,488
INSURANCE CARRIERS (4.14%)
Allstate Corp.	22,000		1,035,760
American International Group, Inc.	9,800		692,370
Protective Life Corp.	11,000		398,750
Safeco Corp.	10,700		503,542
WellPoint Health Networks, Inc.	4,600	(1)	465,060
			3,095,482
METAL MINING (1.52%)
Barrick Gold Corp.	38,000		726,560
Placer Dome, Inc.	25,700		411,714
			1,138,274
MISCELLANEOUS MANUFACTURING INDUSTRIES (0.74%)
Emerson Electric Co.	2,900		176,030
Hasbro, Inc.	20,600		374,302
			550,332
MOTION PICTURES (0.34%)
Time Warner, Inc.	15,100	(1)	251,415
NONDEPOSITORY INSTITUTIONS (0.83%)
Federal Home Loan Mortgage Corp.	9,600		617,376
OIL AND GAS EXTRACTION (4.76%)
Burlington Resources, Inc.	40,000		1,526,800
EOG Resources, Inc.	7,300		463,915
Occidental Petroleum Co.	11,800		581,386
Rowan Companies, Inc.	21,100	(1)	515,262
Whiting Petroleum Corp.	19,800	(1)	468,864
			3,556,227
PAPER AND ALLIED PRODUCTS (1.77%)
Abitibi Consolidated, Inc.	143,400		943,572
Sonoco Products Co.	14,600		378,286
			1,321,858

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (continued)

	Shares Held		Value
PETROLEUM AND COAL PRODUCTS (5.74%)
BP PLC .	7,500		$422,700
ChevronTexaco Corp.	10,000		956,500
ConocoPhillips	25,166		1,982,326
Marathon Oil Corp.	24,700		930,449
			4,291,975
PRIMARY METAL INDUSTRIES (0.70%)
Northwest Pipe Co.	29,615	(1)	525,666
PRINTING AND PUBLISHING (2.10%)
Belo Corp.	40,800		953,904
Cenveo, Inc.	64,750	(1)	167,702
R.R. Donnelley & Sons Co.	14,000		444,360
			1,565,966
RAILROAD TRANSPORTATION (0.24%)
Union Pacific Corp.	3,130		176,344
SECURITY & COMMODITY BROKER (0.03%)
Piper Jaffray Co.	549	(1)	22,372
TOBACCO PRODUCTS (1.30%)
Altria Group, Inc.	20,400		971,040
TRANSPORTATION - BY AIR (0.43%)
Petroleum Helicopters, Inc. (Non-Voting)	15,308	(1)	323,917
TRANSPORTATION EQUIPMENT (4.45%)
Federal Signal Corp.	17,200		292,572
Genuine Parts Co.	10,600		399,938
Honeywell International, Inc.	29,800		1,120,778
ITT Industries, Inc.	9,200		735,540
SPX Corp.	19,016		778,705
			3,327,533
WHOLESALE TRADE - DURABLE GOODS (0.70%)
Apogent Technologies, Inc.	16,200	(1)	526,500

	Shares Held	Value
WHOLESALE TRADE - NONDURABLE GOODS (1.37%)
Dean Foods Co.	27,677 (1)	$1,023,495
MISCELLANEOUS EQUITIES (1.81%)
H & Q Life Sciences Investors	30,396	443,782
NASDAQ-100 Trust	26,100	909,846
		1,353,628
Total Common Stocks (Cost $62,177,744)		66,565,237
SHORT-TERM INVESTMENTS (10.70%)
MONEY MARKET MUTUAL FUND (0.75%)
Blackrock Provident Institutional Funds, T-Fund Portfolio (Cost $556,968)	556,968	556,968
	Principal Amount
COMMERCIAL PAPER (3.90%)
NONDEPOSITORY INSTITUTIONS
American General Finance Corp., 1.27%, due 08/10/04	$1,300,000	1,300,000
General Electric Capital Corp., 1.21%, due 08/03/04	290,000	290,000
General Electric Capital Corp., 1.25%, due 08/03/04	225,000	225,000
General Electric Capital Corp., 1.32%, due 08/30/04	1,100,000	1,100,000
Total Commercial Paper (Cost $2,915,000)		2,915,000

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (continued)

	Principal Amount	Value
UNITED STATES GOVERNMENT AGENCIES (6.05%)
Federal Home Loan Bank, due 08/13/04	$400,000	$399,832
Federal Home Loan Mortgage Corp., due 08/03/04	425,000	424,962
Federal Home Loan Mortgage Corp., due 08/24/04	1,300,000	1,298,951
Federal Home Loan Mortgage Corp., due 09/09/04	1,200,000	1,198,213
Federal National Mortgage Assoc., due 08/04/04	1,200,000	1,199,841
Total United States Government Agencies (Cost $4,521,799)		4,521,799
Total Short-Term Investments (Cost $7,993,767)		7,993,767
Total Investments (Cost $70,171,511) (99.80%)		74,559,004
OTHER ASSETS LESS LIABILITIES (0.20%)
Cash, receivables, prepaid expense and other assets, less liabilities		151,223
Total Net Assets (100.00%)		$74,710,227

(1)  Non-income producing securities.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO

July 31, 2004

	Shares Held	Value
PREFERRED STOCKS (2.80%)
HOLDING AND OTHER INVESTMENT OFFICES
New Plan Excel Realty Trust-Series D, 7.80% (Cost $450,000)	9,000	$474,188
	Principal Amount
CORPORATE BONDS (41.91%)
DEPOSITORY INSTITUTIONS (1.48%)
Washington Mutual Bank, 5.65%, due 08/15/14	$250,000 (1)	251,003
ELECTRIC, GAS AND SANITARY SERVICES (10.25%)
Maritime & NE Pipeline, 144A, 7.70%, due 11/30/19	600,000	678,252
Oglethorpe Power (OPC Scherer), 6.974%, due 06/30/11	466,049	495,019
PacifiCorp, 6.90%, due 11/15/11	500,000	562,090
		1,735,361
FOOD STORES (0.95%)
Ahold Finance USA, Inc., 8.25%, due 07/15/10	150,000	161,250
GENERAL MERCHANDISE STORES (2.07%)
J.C. Penney & Co., 8.25%, due 08/15/22	340,000	350,200
HOLDING AND OTHER INVESTMENT OFFICES (6.49%)
Meditrust, 7.60%, due 09/13/05	350,000	362,250
Security Capital Pacific, 7.20%, due 03/01/13	225,000	249,988
Washington REIT, 6.898%, due 02/15/18	450,000	486,607
		1,098,845
INSURANCE CARRIERS (2.20%)
SunAmerica, 8.125%, due 04/28/23	300,000	371,688

	Principal Amount	Value
OIL AND GAS EXTRACTION (1.52%)
Burlington Resources, Inc., 9.125%, due 10/01/21	$200,000	$256,612
SECURITY & COMMODITY BROKERS (3.83%)
Morgan Stanley, 5.125%, due 02/11/19	700,000	649,166
TOBACCO PRODUCTS (4.92%)
UST, Inc., 7.25%, due 06/01/09	750,000	833,040
TRANSPORTATION - BY AIR (6.89%)
Continental Airlines, Inc., 6.545%, due 08/02/20	590,935	558,493
Northwest Airlines, 7.575%, due 03/01/19	606,198	607,774
		1,166,267
TRANSPORTATION EQUIPMENT (1.31%)
Ford Motor Co., 9.215%, due 09/15/21	200,000	222,022
Total Corporate Bonds (Cost $6,745,498)		7,095,454
ASSET-BACKED SECURITIES (0.01%)
Federal Home Loan Mortgage Corp., 10.15%, due 04/15/06 (Cost $466)	467	469
MORTGAGE-BACKED SECURITIES (41.48%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
Pool # 1512, 7.50%, due 12/20/23	89,025	96,118
Pool # 2588, 5.50%, due 05/01/28	162,160	163,798
Pool # 2631, 7.00%, due 08/01/28	52,201	55,483
Pool # 2658, 6.50%, due 10/01/28	121,757	127,529

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (continued)

	Principal Amount	Value
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - continued
Pool # 2698, 5.50%, due 01/20/29	$147,304	$148,764
Pool # 2701, 6.50%, due 01/20/29	131,110	137,240
Pool # 2796, 7.00%, due 08/01/29	59,894	63,618
Pool # 3039, 6.50%, due 02/01/31	18,251	19,098
Pool # 3188, 6.50%, due 02/20/32	205,508	215,027
Pool # 3239, 6.50%, due 05/01/32	133,849	140,048
Pool # 3261, 6.50%, due 07/20/32	134,315	140,536
Pool # 3320, 5.50%, due 12/01/32	935,795	942,478
Pool # 3333, 5.50%, due 01/01/33	634,845	639,239
Pool # 3375, 5.50%, due 04/01/33	200,895	202,285
Pool # 3390, 5.50%, due 05/01/33	957,859	964,487
Pool # 3403, 5.50%, due 06/01/33	1,094,121	1,101,692
Pool # 3458, 5.00%, due 10/01/33	940,188	922,200
Pool # 3499, 5.00%, due 01/01/34	484,388	474,270
Pool # 3556, 5.50%, due 05/01/34	397,767	400,148
Pool # 22630, 6.50%, due 08/01/28	61,504	64,420
Pool # 144332, 9.00%, due 07/15/16	3,147	3,528
Total Mortgage-Backed Securities (Cost $6,957,978)		7,022,006
SHORT-TERM INVESTMENTS (14.25%)
COMMERCIAL PAPER (3.10%)
DEPOSITORY INSTITUTIONS (1.48%)
Wells Fargo Co., 1.28%, due 08/19/04	250,000	250,000
NONDEPOSITORY INSTITUTIONS (1.62%)
General Electric Capital Corp., 1.32%, due 08/19/04	275,000	275,000
Total Commercial Paper (Cost $525,000)		525,000

	Principal Amount	Value
UNITED STATES GOVERNMENT AGENCIES (9.59%)
Federal Home Loan Bank, due 08/04/04	$300,000	$299,960
Federal Home Loan Bank, due 08/13/04	750,000 (2)	749,675
Federal Home Loan Bank, due 08/25/04	575,000	574,469
Total United States Government Agencies (Cost $1,624,104)		1,624,104
	Shares Held
MONEY MARKET MUTUAL FUND (1.56%)
Blackrock Provident Institutional Funds, T-Fund Portfolio (Cost $262,874)	262,874	262,874
Total Short-Term Investments (Cost $2,411,978)		2,411,978
Total Investments (Cost $16,565,920) (100.45%)		17,004,095
OTHER ASSETS LESS LIABILITIES (–0.45%)
Cash, receivables, prepaid expense and other assets, less liabilities		(75,654)
Total Net Assets (100.00%)		$16,928,441

(1)  Firm commitmment to purchase on 08/05/2004.

(2)  Trade restricted and held in a segregated account to cover firm commitment.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO

July 31, 2004

	Shares Held	Value
PREFERRED STOCKS (7.39%)
HOLDING AND OTHER INVESTMENT OFFICES (2.78%)
New Plan Excel Realty Trust- Series D, 7.80%	7,000	$368,813
METAL MINING (4.61%)
Cameco Corp., 8.75%, due 09/30/47	24,000	611,520
Total Preferred Stocks (Cost $925,760)		980,333
	Principal Amount
CORPORATE BONDS (83.44%)
CHEMICALS AND ALLIED PRODUCTS (8.53%)
Lyondell Chemical Co., 9.625%, due 05/01/07	$600,000	633,000
Nova Chemicals, Ltd., 7.875%, due 09/15/25	200,000	198,314
Polyone Corp., 8.875%, due 05/01/12	300,000	299,250
		1,130,564
ELECTRIC, GAS AND SANITARY SERVICES (16.43%)
Alliant Energy Resources, Inc., 9.75%, due 01/15/13	500,000	634,045
ESI Tractebel, 7.99%, due 12/30/11	415,000	431,600
Indianapolis Power & Light Co., 7.05%, due 02/01/24	250,000	255,072
Semco Energy, Inc., 7.125%, due 05/15/08	600,000	627,000
Waterford 3 Nuclear Power Plant, 8.09%, due 01/02/17	222,272	231,586
		2,179,303
GENERAL MERCHANDISE STORES (4.90%)
DR Structured Finance, 8.35%, due 02/15/04	99,734 (1)	14,960
Woolworth (FW) Corp., 8.50%, due 01/15/22	600,000	634,500
		649,460

	Principal Amount		Value
HOLDING AND OTHER INVESTMENT OFFICES (18.61%)
Bradley Operating, L.P., 7.20%, due 01/15/08	$500,000		$530,985
Federal Realty Investment Trust, 7.48%, due 08/15/26	600,000		636,723
First Industrial LP, 7.60%, due 07/15/28	300,000		326,268
HRPT Properties, 6.25%, due 08/15/16	125,000	(3)	125,742
iStar Financial Inc., 7.00%, due 03/15/08	200,000		213,000
Price Development Company, 7.29%, due 03/11/08	250,000		254,090
Trinet Corp. Realty, 7.70%, due 07/15/17	360,000		380,542
			2,467,350
INSURANCE CARRIERS (6.59%)
Markel Capital Trust, 8.71%, due 01/01/46	500,000		525,885
PXRE Capital Trust, 8.85%, due 02/01/27	350,000		348,250
			874,135
METAL MINING (2.90%)
Teck Cominco Ltd., 3.75%, due 07/15/06	400,000		384,680
PAPER AND ALLIED PRODUCTS (12.61%)
Bowater, Inc., 9.375%, due 12/15/21	400,000		438,908
Cascades, Inc., 7.25%, due 02/15/13	500,000		512,500
Potlatch Corp., 12.50%, due 12/01/09	600,000		720,678
			1,672,086
TRANSPORTATION - BY AIR (3.89%)
Continental Airlines, Inc., 7.461%, due 04/01/15	366,343		341,523
Northwest Airlines, 7.575%, due 03/01/19	173,199		173,650
			515,173

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO (continued)

	Principal Amount		Value
TRANSPORTATION - SERVICES (2.07%)
Preston Corp., 7.00%, due 05/01/11	$306,000		$274,635
WATER TRANSPORTATION (6.91%)
Overseas Shipholding Group, Inc., 8.75%, due 12/01/13	400,000		434,000
Windsor Petroleum Transportation, 144A, 7.84%, due 01/15/21	500,000	(2)	482,235
			916,235
Total Corporate Bonds (Cost $10,657,081)			11,063,621
SHORT-TERM INVESTMENTS (8.90%)
UNITED STATES GOVERNMENT AGENCIES (6.78%)
Federal Home Loan Bank., due 08/04/04	625,000		624,918
Federal Home Loan Bank., due 08/18/04	275,000	(4)	274,827
Total United States Government Agencies (Cost $899,745)			899,745
	Shares Held
MONEY MARKET MUTUAL FUND (2.12%)
Blackrock Provident Institutional Funds, T-Fund Portfolio (Cost $280,790)	280,790		280,790
Total Short-Term Investments (Cost $1,180,535)			1,180,535
Total Investments (Cost $12,763,376) (99.73%)			13,224,489

Value
OTHER ASSETS LESS LIABILITIES (0.27%)
Cash, receivables, prepaid expense and other assets, less liabilities	$36,083
Total Net Assets (100.00%)	$13,260,572

(1)  Partial or no interest was received from this security on its last scheduled interest payment date.

(2)  Each unit was purchased at 80.500 on 08/27/99. As of 7/31/04, the carrying value of each unit was $96.447 and represented 3.64% of total net assets.

(3)  Firm commitment to purchase on 08/05/2004.

(4)  Trade restricted and held in a segregated account to cover firm commitment.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO

July 31, 2004

	Shares Held		Value
COMMON STOCKS (66.29%)
BUSINESS SERVICES (0.25%)
Veritas Software Corp.	5,500	(1)	$104,830
CHEMICALS AND ALLIED PRODUCTS (5.98%)
Bristol-Myers Squibb Co.	9,000		206,100
E.I. du Pont de Nemours & Co.	2,400		102,888
GlaxoSmithKline plc	4,100		167,895
IVAX Corp.	8,900	(1)	212,265
Johnson & Johnson	4,800		265,296
KV Pharmaceutical Co.- Class A	7,050	(1)	122,741
Merck & Co., Inc.	10,046		455,586
Mylan Laboratories, Inc.	27,300		404,586
Olin Corp.	11,300		195,264
Pfizer, Inc.	11,580		370,097
			2,502,718
COMMUNICATIONS (1.58%)
Centurytel, Inc. .	12,080		374,359
Comcast Corp.-Class A .	3,057	(1)	83,762
Nextel Communications, Inc. .	8,900	(1)	202,564
			660,685
DEPOSITORY INSTITUTIONS (9.50%)
AmSouth Bancorporation	15,600		382,668
Associated Banc-Corp.	17,187		517,501
Astoria Financial Corp.	6,700		228,872
Bank of America Corp.	8,276		703,543
Citigroup, Inc.	2,150		94,793
National City Corp.	5,615		204,947
New York Community Bancorp.	27,530		529,677
U.S. Bancorp	26,712		755,950
Wachovia Corp.	6,234		276,229
Wilmington Trust Corp.	8,200		286,180
			3,980,360
ELECTRIC, GAS AND SANITARY SERVICES (5.09%)
Alliant Energy Corp.	14,870		385,282
Atmos Energy Corp.	29,148		733,655
Black Hills Corp.	6,300		174,006
Nisource, Inc.	10,500		217,350

	Shares Held		Value
Pepco Holdings, Inc.	22,400		$403,200
Xcel Energy, Inc.	12,765		218,282
			2,131,775
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (1.47%)
Acuity Brands, Inc.	21,864		521,456
Electronic Data Systems Corp. .	5,000		92,400
			613,856
FABRICATED METAL PRODUCTS (1.58%)
Cooper Industries, Ltd.	3,562		202,571
Shaw Group Inc.	10,600		105,152
Stanley Works (The)	8,300		351,920
			659,643
FOOD AND KINDRED PRODUCTS (4.54%)
ConAgra Foods, Inc.	21,572		$560,872
Sara Lee Corp.	15,000		329,400
Sensient Technologies Corp.	48,989		1,011,133
			1,901,405
FOOD STORES (1.60%)
Kroger Co.	16,404	(1)	259,183
Safeway, Inc.	19,335	(1)	408,549
			667,732
GENERAL MERCHANDISE STORES (0.51%)
Federated Department Stores, Inc.	4,496		215,448
HEALTH SERVICES (2.16%)
Province Healthcare Co.	17,400	(1)	252,822
Schering-Plough Corp.	9,700		188,762
Select Medical Corp.	13,600		174,624
Taro Pharmaceutical Industries, Ltd.	4,155	(1)	92,781
Universal Health Services, Inc.-Class B	4,320		196,603
			905,592
HOLDING AND OTHER INVESTMENT OFFICES (2.78%)
Highwoods Properties, Inc.	16,100		373,520
MBIA, Inc.	5,368		289,765
Reckson Associates Realty Corp.-Class A	18,140		502,659
			1,165,944

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (continued)

	Shares Held		Value
INDUSTRIAL MACHINERY & EQUIPMENT (1.28%)
Hewlett-Packard Co.	5,200		$104,780
Ingersoll-Rand Co. Ltd.- Class A	6,278		431,236
			536,016
INSTRUMENTS AND RELATED PRODUCTS (2.62%)
Becton Dickinson & Co.	15,500		732,065
Pall Corp.	15,800		366,086
			1,098,151
INSURANCE CARRIERS (2.76%)
Allstate Corp.	9,900		466,092
Protective Life	3,400		123,250
Safeco Corp.	6,200		291,772
WellPoint Health Networks, Inc.	2,700	(1)	272,970
			1,154,084
METAL MINING (2.49%)
Barrick Gold Corp.	30,800		588,896
Placer Dome, Inc.	28,300		453,366
			1,042,262
OIL AND GAS EXTRACTION (2.46%)
Burlington Resources, Inc.	8,200		312,994
Occidental Petroleum Co.	10,100		497,627
Rowan Companies, Inc.	9,000	(1)	219,780
			1,030,401
PAPER AND ALLIED PRODUCTS (2.94%)
Abitibi Consolidated, Inc.	99,700		656,026
Glatfelter	17,300		230,609
Sonoco Products Co.	13,200		342,012
			1,228,647
PETROLEUM AND COAL PRODUCTS (4.62%)
BP PLC	4,400		247,984
ConocoPhillips	13,688		1,078,204
Marathon Oil Corp.	16,200		610,254
			1,936,442
PRIMARY METAL INDUSTRIES (0.25%)
Wolverine Tube, Inc.	8,250	(1)	104,775
PRINTING AND PUBLISHING (1.98%)
Belo Corp.-Series A	19,100		446,558

	Shares Held		Value
R.R. Donnelley & Sons Co.	12,100		$384,054
			830,612
RAILROAD TRANSPORTATION (0.23%)
Union Pacific Corp.	1,725		97,186
SECURITY& COMMODITY BROKERS (0.04%)
Piper Jaffray Co.	388	(1)	15,811
TOBACCO PRODUCTS (1.12%)
Altria Group, Inc.	9,900		471,240
TRANSPORTATION EQUIPMENT (4.96%)
Federal Signal Corp.	21,000		357,210
Genuine Parts Co.	9,200		347,116
Honeywell International, Inc.	16,100		605,521
ITT Industries, Inc.	4,470		357,377
SPX Corp.	10,052		411,629
			2,078,853
WHOLESALE TRADE - DURABLE GOODS (0.36%)
Apogent Technologies, Inc.	4,600	(1)	149,500
WHOLESALE TRADE - NONDURABLE GOODS (1.14%)
Dean Foods Co.	12,959	(1)	479,224
Total Common Stocks (Cost $22,918,483)			27,763,192
	Principal Amount
CORPORATE BONDS (3.45%)
METAL MINING
Teck Cominco Ltd., 3.75%, due 07/15/06 (Cost $1,419,828)	$1,500,000		1,442,550

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (continued)

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (7.99%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
Pool # 2796, 7.00%, due 08/01/29	$ 134,762	$143,139
Pool # 3040, 7.00%, due 02/01/31	90,448	96,024
Pool # 3188, 6.50%, due 02/20/32	205,508	215,027
Pool # 3239, 6.50%, due 05/01/32	342,172	358,022
Pool # 3333, 5.50%, due 01/01/33	555,490	559,334
Pool # 3403, 5.50%, due 06/01/33	325,773	328,027
Pool # 3442, 5.00%, due 09/01/33	936,995	919,068
Pool # 3459, 5.50%, due 10/01/33	723,345	728,350
Total Mortgage-Backed Securities (Cost $3,295,833)		3,346,991
SHORT-TERM INVESTMENTS (22.45%)
COMMERCIAL PAPER (4.54%)
NONDEPOSITORY INSTITUTIONS
American General Finance Corp., 1.27%, due 08/18/04	650,000	650,000
General Electric Capital Corp., 1.38%, due 08/31/04	500,000	500,000
General Electric Capital Corp., 1.39%, due 08/31/04	750,000	750,000
Total Commercial Paper (Cost $1,900,000)		1,900,000
UNITED STATES GOVERNMENT AGENCIES (16.22%)
Federal Home Loan Bank, due 09/15/04	1,950,000	1,946,760
Federal Home Loan Mortgage Corp., due 08/10/04	1,200,000	1,199,627

	Principal Amount	Value
Federal Home Loan Mortgage Corp., due 08/24/04	$400,000	$399,677
Federal National Mortgage Assoc., due 08/04/04	950,000	949,884
Federal National Mortgage Assoc., due 08/27/04	2,300,000	2,297,877
Total United States Government Agencies (Cost $6,793,825)		6,793,825
	Shares Held
MONEY MARKET MUTUAL FUND (1.69%)
Blackrock Provident Institutional Funds, T-Fund Portfolio (Cost $707,964)	707,964	707,964
Total Short-Term Investments (Cost $9,401,789)		9,401,789
Total Investments (Cost $37,035,933) (100.18%)		41,954,522
OTHER ASSETS LESS LIABILITIES (–0.18%)
Cash, receivables, prepaid expense and other assets, less liabilities		(75,928)
Total Net Assets (100.00%)		$41,878,594

(1)  Non-income producing securities.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO

July 31, 2004

	Annualized Yield on Purchase Date	Principal Amount	Value
SHORT-TERM INVESTMENTS (96.42%)
COMMERCIAL PAPER (14.06%)
DEPOSITORY INSTITUTIONS (4.30%)
Wells Fargo Co., 1.23%, due 08/13/04	1.232%	$150,000	$150,000
NONDEPOSITORY INSTITUTIONS (4.88%)
General Electric Capital Corp., 1.15%, due 08/09/04	1.153	170,000	170,000
PETROLEUM AND COAL PRODUCTS (4.88%)
ChevronTexaco Corp., 1.33%, due 10/15/04	1.334	170,000	170,000
Total Commercial Paper (Cost $490,000)			490,000
UNITED STATES GOVERNMENT AGENCIES (77.63%)
Federal Home Loan Bank, due 08/06/04	1.218	140,000	139,972
Federal Home Loan Bank, due 08/18/04	1.278	125,000	124,921
Federal Home Loan Bank, due 08/20/04	1.260	100,000	99,931
Federal Home Loan Bank, due 08/27/04	1.301	200,000	199,808
Federal Home Loan Bank, due 09/15/04	1.160	180,000	179,737
Federal Home Loan Bank, due 09/24/04	1.321	170,000	169,662
Federal Home Loan Mortgage Corp., due 08/03/04	1.047	175,000	174,985
Federal Home Loan Mortgage Corp., due 08/17/04	1.199	150,000	149,916
Federal Home Loan Mortgage Corp., due 08/24/04	1.229	120,000	119,903
Federal Home Loan Mortgage Corp., due 08/31/04	1.229	100,000	99,896
Federal Home Loan Mortgage Corp., due 09/20/04	1.372	150,000	149,713
Federal Home Loan Mortgage Corp., due 10/12/04	1.465	170,000	169,503
Federal National Mortgage Assoc., due 08/04/04	1.108	175,000	174,979
Federal National Mortgage Assoc., due 09/01/04	1.241	125,000	124,864
Federal National Mortgage Assoc., due 09/08/04	1.363	150,000	149,782
Federal National Mortgage Assoc., due 09/15/04	1.211	130,000	129,802
Federal National Mortgage Assoc., due 09/17/04	1.404	200,000	199,632
Federal National Mortgage Assoc., due 09/29/04	1.394	150,000	149,657
Total United States Government Agencies (Cost $2,706,663)			2,706,663
UNITED STATES TREASURY OBLIGATION (4.73%)
U.S. Treasury Note, due 08/26/04 (Cost $164,877)	1.047	165,000	164,877
Total Short-Term Investments (Cost $3,361,540)			3,361,540
OTHER ASSETS LESS LIABILITIES (3.58%)
Cash, receivables, prepaid expense and other assets, less liabilities			124,917
Total Net Assets (100.00%)			$3,486,457

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO

July 31, 2004

	Shares Held		Value
COMMON STOCKS (96.57%)
BUSINESS SERVICES (3.94%)
Microsoft Corp.	65,678		$1,869,196
Oracle Corp.	41,145	(1)	432,434
			2,301,630
CHEMICALS AND ALLIED PRODUCTS (16.95%)
Abbott Laboratories	19,620		772,047
Amgen, Inc.	14,150	(1)	804,852
Bristol-Myers Squibb Co.	30,489		698,198
Dow Chemical Co.	8,350		333,081
E.I. du Pont de Nemours & Co.	12,498		535,789
Johnson & Johnson	34,123		1,885,978
Eli Lilly & Co.	14,385		916,612
Merck & Co., Inc.	24,439		1,108,309
Pfizer, Inc.	33,367		1,066,409
Procter & Gamble Co.	34,154		1,781,131
			9,902,406
COMMUNICATIONS (5.16%)
Comcast Corp.-Class A	17,466	(1)	478,568
SBC Communications, Inc.	30,532		773,681
Verizon Communications .	29,065		1,120,165
Viacom, Inc.-Class B	19,159		643,551
			3,015,965
DEPOSITORY INSTITUTIONS (10.54%)
Bank of America	17,739		1,507,992
Citigroup, Inc.	34,233		1,509,333
J.P. Morgan Chase & Co.	36,326		1,356,050
Wachovia Corp.	20,180		894,176
Wells Fargo Co.	15,500		889,855
			6,157,406
EATING AND DRINKING PLACES (2.14%)
McDonald's Corp.	45,456		1,250,040
ELECTRIC, GAS AND SANITARY SERVICES (2.96%)
Dominion Resources, Inc.	9,000		571,140
Exelon Corp. .	19,100		666,590
Southern Co.	16,820		492,490
			1,730,220

	Shares Held		Value
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (7.00%)
Applied Materials, Inc.	19,000	(1)	$322,430
General Electric Co.	55,284		1,838,193
Intel Corp.	45,414		1,107,193
Motorola, Inc.	28,770		458,306
Texas Instruments, Inc.	16,962		361,799
			4,087,921
FOOD AND KINDRED PRODUCTS (3.68%)
Anheuser Busch Companies, Inc.	8,879		460,820
Coca-Cola Co. (The)	24,698		1,083,254
PepsiCo, Inc.	12,053		602,650
			2,146,724
FORESTRY (0.52%)
Weyerhaeuser Co.	4,950		306,900
GENERAL MERCHANDISE STORES (3.00%)
Wal-Mart Stores, Inc.	33,106		1,754,949
INDUSTRIAL MACHINERY AND EQUIPMENT (9.75%)
3M Co.	13,816		1,137,886
Caterpillar, Inc.	11,099		815,665
Cisco Systems, Inc.	44,971	(1)	938,095
Dell, Inc.	25,233	(1)	895,015
EMC Corp.	30,067	(1)	329,835
Hewlett-Packard Co.	28,543		575,141
International Business Machines Corp.	11,512		1,002,350
			5,693,987
INSURANCE CARRIERS (3.56%)
American International Group, Inc.	29,426		2,078,947
LUMBER AND WOOD PRODUCTS (1.28%)
Home Depot, Inc.	22,248		750,203
MOTION PICTURES (2.16%)
Disney (Walt) Co.	28,609		660,582
Time Warner, Inc.	36,292	(1)	604,262
			1,264,844

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (continued)

	Shares Held	Value
NONDEPOSITORY INSTITUTIONS (1.36%)
Federal National Mortgage Assoc.	11,200	$794,752
PETROLEUM AND COAL PRODUCTS (6.80%)
ChevronTexaco Corp.	15,300	1,463,445
Exxon Mobil Corp.	54,212	2,510,016
		3,973,461
PRIMARY METAL INDUSTRIES (1.32%)
Alcoa, Inc.	23,999	768,688
SECURITY AND COMMODITY BROKERS (3.64%)
American Express Co	42,273	2,124,218
TOBACCO PRODUCTS (2.51%)
Altria Group, Inc.	30,778	1,465,033
TRANSPORTATION EQUIPMENT (8.30%)
Boeing Co. (The)	24,899	1,263,624
General Motors Corp.	12,958	559,008
Honeywell International, Inc.	34,716	1,305,669
United Technologies Corp.	18,423	1,722,551
		4,850,852
Total Common Stocks (Cost $41,697,233)		56,419,146
	Principal Amount
SHORT-TERM INVESTMENTS (3.30%)
UNITED STATES GOVERNMENT AGENCIES (2.65%)
Federal Home Loan Bank, due 08/04/04	$500,000	499,937
Federal Home Loan Mortgage Corp., due 08/24/04	1,050,000	1,049,124
Total United States Government Agencies (Cost $1,549,061)		1,549,061

	Shares Held	Value
MONEY MARKET MUTUAL FUND (0.65%)
Blackrock Provident Institutional Funds, T-Fund Portfolio (Cost $378,129)	378,129	$378,129
Total Short-Term Investments (Cost $1,927,190)		1,927,190
Total Investments (Cost $43,624,423) (99.87%)		58,346,336
OTHER ASSETS LESS LIABILITIES (0.13%)
Cash, receivables, prepaid expense and other assets, less liabilities		73,945
Total Net Assets (100.00%)		$58,420,281

(1)  Non-income producing securities.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS

July 31, 2004

1.  Significant Accounting Policies

Organization

EquiTrust Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, or mutual fund. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios).

Institutional shares ("Class I") are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) investment advisory clients of EquiTrust Investment Management Services, Inc. ("EquiTrust Investment"), including affiliated and unaffiliated benefit plans, such as qualified retirement plans, and affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau federations; (d) directors and trustees of the Fund and affiliated funds; and (e) such other types of accounts as EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), the Fund's distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust Marketing. Share certificates are not available for Class B or Class I shares.

Class B shares are subject to a declining contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase. Class I shares are not subject to a CDSC. Class I shares do not bear any distribution fee or administrative service fee. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio, except that Class B shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share, subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class B shares). In addition, the Board of Directors of the Fund declares separate dividends on each class of shares.

The Fund allocates daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. As noted previously, distribution fees and administrative service fees are only charged against Class B shares. Other class-specific expenses charged to each class during the year ended July 31, 2004, which are included in the corresponding captions of the statements of operations, were as follows:

	Transfer and Dividend Disbursing Agent Fees		Registration Fees
Portfolio	Class B	Class I	Class B	Class I
Value Growth	$137,968	$1,878	$8,441	$1,739
High Grade Bond	32,705	1,294	5,369	1,841
Strategic Yield	33,964	1,508	5,314	1,774
Managed	90,603	2,003	6,459	1,788
Money Market	6,032	806	4,218	1,656
Blue Chip	135,018	1,976	7,604	1,929

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Significant Accounting Policies (continued)

Security Valuation

All portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available, or in situations where liquidation of the holdings at quoted market prices is questionable, are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market value.

The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

Income and Investment Transactions

For financial reporting purposes, investment transactions are recorded on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

Dividends and Distributions to Shareholders

With respect to the Money Market Portfolio, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions of the other portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of post-October losses, returns of capital, dividend income, and the mark to market adjustment discussed in Note 2.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Significant Accounting Policies (continued)

Indemnifications

Under the Fund's organizational documents, its present and past officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. At the discretion of the board of directors, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

2.  Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

An election was made under section 311 of the Taxpayer Relief Act of 1997 to treat certain securities within the Value Growth Portfolio as deemed to have been sold on January 2, 2001, at the closing market price and then reacquired on that date for the same amount. The securities elected for the deemed sale resulted in a realized gain, for tax reporting purposes only, of $5,905,182. These realized gains were offset against capital loss carryovers. As a result of this election, at July 31, 2004, the tax cost of investments of the Value Growth Portfolio differed by $2,917,300 from the cost for financial reporting purposes.

At July 31, 2004, the Portfolios had approximate net capital loss carryovers as follows:

	Portfolio
Net Capital Loss Carryovers Expire In:	Value Growth	High Grade Bond	Strategic Yield	Managed	Blue Chip
2007	$20,164,000	$-	$-	$1,347,000	$-
2008	33,000	-	41,000	1,253,000	-
2009	-	-	-	825,000	-
2011	-	-	803,000	-	1,037,000
2012	-	2,000	268,000	-	2,831,000
	$20,197,000	$2,000	$1,112,000	$3,425,000	$3,868,000

At July 31, 2004 the High Grade Bond and Blue Chip Portfolios had post-October capital losses of $48,171 and $360,864 respectively, that were deferred to the first day of the next fiscal year.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Federal Income Taxes (continued)

As of July 31, 2004, the components of accumulated earnings (deficit) and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities and operations, except as follows:

	Portfolio
	Value Growth	Managed
Undistributed ordinary income	$147,325	$128
Accumulated capital and other losses	(20,196,494)	(3,424,664)
Net unrealized appreciation of investments	1,443,258	4,866,998
Total accumulated earnings (deficit)	$(18,605,911)	$1,442,462

The primary differences between book-basis and tax-basis accumulated capital and other losses and net unrealized depreciation of investments in the Value Growth Portfolio is attributable to the realized gain recognized on January 2, 2001 from the mark to market election and differences in carrying values totaling $26,935 resulting from securities involved in a taxable spin-off.

During 2002, the Managed Portfolio held securities in companies that completed corporate inversions. These events resulted in realized capital gains for these investments being recognized for tax but not for book purposes. As of July 31, 2004, unrealized depreciation and accumulated capital gains book and tax differences related to the corporate inversions were $51,591.

3.  Management Contract and Transactions with Affiliates

The Fund has entered into agreements with EquiTrust Investment relating to the management of the portfolios and the investment of their assets, the transfer and dividend disbursing agent duties, and the accounting functions. Effective December 1, 2003, EquiTrust Marketing, an affiliate of EquiTrust Investment, began serving as the principal underwriter and distributor for the Fund assuming these duties from EquiTrust Investment.

Pursuant to these agreements, fees paid to EquiTrust Investment are determined as follows: (1) annual investment advisory and management fees, which are based on each portfolio's average daily net assets as follows: Value Growth Portfolio - 0.50%; High Grade Bond Portfolio - 0.40%; Strategic Yield Portfolio - 0.55%; Managed Portfolio - 0.60%; Money Market Portfolio - 0.25%; and Blue Chip Portfolio - 0.25%; (2) transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by EquiTrust Investment, plus an annual per account charge ranging from $7.00 to $9.03; and (3) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000.

Distribution and administrative service fees paid to EquiTrust Investment through November 30, 2003 and to EquiTrust Marketing effective December 1, 2003 are determined as follows: (1) distribution fees are computed at an annual rate of 0.50% of the average daily net asset value attributable to Class B shares of each portfolio and; (2) administrative service fees, which are computed at an annual rate of 0.25% of the average daily net asset value attributable to Class B shares of each portfolio.

EquiTrust Investment has also agreed to reimburse the portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of 1.50% for both Class B and Class I shares

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Management Contract and Transactions with Affiliates (continued)

based on each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the portfolio for such period.

EquiTrust Investment has voluntarily waived the investment advisory and management fees, accounting fees, and custodial fees for the Money Market Portfolio Class B and I shares, as well as the transfer agent fees for the Money Market Portfolio Class B shares. EquiTrust Investment also waived the administrative service fees for Money Market Portfolio Class B shares through November 30, 2003 and EquiTrust Marketing began waiving the administrative service fees effective December 1, 2003. These waivers may be revoked at any time. Waivers for the year ended July 31, 2004 were as follows:

	Portfolio/Class
Fees	Money Market Class B	Money Market Class I
Investment advisory and management fees	$7,479	$2,419
Transfer agent fees	6,032	-
Administrative service fees	7,478	-
Accounting fees	1,496	484
Custodial and custodial service fees	5,303	1,634
Total	$27,788	$4,537

Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., EquiTrust Investment, EquiTrust Marketing and other affiliated entities. At July 31, 2004, Farm Bureau Life Insurance Company, a wholly-owned subsidiary of FBL Financial Group, Inc., owned shares of the Fund's portfolios as follows:

Portfolio	Class B	Class I
High Grade Bond	-	94,967
Strategic Yield	75,129	95,057
Money Market	1,910,602	500,000

EquiTrust Investment also owned 102,539 shares of Value Growth Portfolio (Class B) at July 31, 2004.

4.  Expense Offset Arrangements

The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian banks to indirectly pay a portion of the custodians' fees through credits earned by the Funds' cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Capital Share Transactions

Transactions in Capital Stock for each portfolio were as follows:

  Year Ended July 31, 2004:

	Portfolio
	Value Growth	High Grade Bond	Strategic Yield	Managed	Money Market	Blue Chip
Shares sold:
Class B	303,211	74,781	57,921	166,597	550,713	136,612
Class I	88,600	93,959	91,074	85,084	509,953	36,822
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class B	14,364	42,287	46,966	27,138	1,493	6,155
Class I	4,624	16,748	12,945	7,757	2,629	3,910
Shares redeemed:
Class B	(623,556)	(206,185)	(175,366)	(334,693)	(543,312)	(148,688)
Class I	(61,656)	(93,386)	(94,161)	(50,824)	(1,806,716)	(44,506)
Net Decrease	(274,413)	(71,796)	(60,621)	(98,941)	(1,285,240)	(9,695)
Value of shares sold:
Class B	$3,508,512	$800,012	$560,484	$2,270,480	$550,713	$5,103,383
Class I	1,038,306	1,000,182	883,988	1,162,912	509,953	1,376,596
Value issued in reinvestment of dividends and/or capital gains distribution:
Class B	166,482	450,363	455,188	370,407	1,493	233,549
Class I	53,781	178,394	125,433	106,159	2,629	148,431
Value redeemed:
Class B	(7,144,653)	(2,186,928)	(1,689,578)	(4,542,617)	(543,312)	(5,560,578)
Class I	(711,506)	(992,849)	(907,750)	(692,566)	(1,806,716)	(1,652,576)
Net Decrease	$(3,089,078)	$(750,826)	$(572,235)	$(1,325,225)	$(1,285,240)	$(351,195)

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Capital Share Transactions (continued)

  Year Ended July 31, 2003:

	Portfolio
	Value Growth	High Grade Bond	Strategic Yield	Managed	Money Market	Blue Chip
Shares sold:
Class B	316,609	118,612	92,510	170,455	335,649	140,758
Class I	81,919	290,432	100,401	176,176	1,448,901	218,908
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class B	13,401	40,008	54,892	40,382	2,482	3,923
Class I	4,202	12,297	11,792	8,201	9,860	2,288
Shares redeemed:
Class B	(562,432)	(194,554)	(133,443)	(273,634)	(495,336)	(131,089)
Class I	(211,330)	(96,692)	(43,700)	(120,492)	(839,186)	(104,359)
Net Increase (Decrease)	(357,631)	170,103	82,452	1,088	462,370	130,429
Value of shares sold:
Class B	$2,863,590	$1,250,037	$866,803	$1,983,835	$335,649	$4,398,861
Class I	750,000	3,053,111	942,827	2,057,135	1,448,901	6,925,716
Value issued in reinvestment of dividends and/or capital gains distribution:
Class B	120,859	423,025	515,461	471,639	2,482	120,206
Class I	38,030	130,419	110,755	96,674	9,860	70,120
Value redeemed:
Class B	(5,094,145)	(2,054,696)	(1,253,380)	(3,168,286)	(495,336)	(4,095,915)
Class I	(1,940,845)	(1,028,118)	(410,974)	(1,403,365)	(839,186)	(3,242,642)
Net Increase (Decrease)	$(3,262,511)	$1,773,778	$771,492	$37,632	$462,370	$4,176,346

6.  Investment Transactions

For the year ended July 31, 2004, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

Portfolio	Purchases	Sales
Value Growth	$9,339,328	$14,165,366
High Grade Bond	928,755	1,264,882
Strategic Yield	3,772,893	3,834,066
Managed	4,531,341	8,820,912
Blue Chip	449,967	1,175,495

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

6.  Investment Transactions (continued)

Any of the portfolios may purchase newly issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. The High Grade Bond Portfolio has a purchase commitment on a debenture with a face amount of $250,000, cost of $248,880, and market value of $251,003 that is expected to settle on August 5, 2004. The Strategic Yield Portfolio has a purchase commitment on a debenture with a face amount of $125,000, cost of $123,574, and market value of $125,742 that is expected to settle on August 5, 2004. The transactions will not settle until they are delivered to the portfolio. The transactions are subject to market fluctuations and the current value is determined in the same manner as other portfolio securities.

The U.S. federal income tax basis of the Fund's investments in securities and the net unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes at July 31, 2004, by portfolio, was composed of the following:

	Tax Cost of Investments	Gross Unrealized		Net Unrealized Appreciation
Portfolio	in Securities	Appreciation	Depreciation	of Investments
Value Growth	$73,115,747	$10,022,629	$8,579,371	$1,443,258
High Grade Bond	16,565,920	523,735	85,560	438,175
Strategic Yield	12,763,376	628,849	167,736	461,113
Managed	37,087,524	6,057,692	1,190,694	4,866,998
Blue Chip	43,624,423	18,409,799	3,687,886	14,721,913

The basis for U.S. federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments' carrying value.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

7.  Dividends and Distributions to Shareholders

Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:

  Ordinary Income Dividends:

	High Grade Bond		Strategic Yield		Money Market
Payable Date	Class B	Class I	Class B	Class I	Class B	Class I
August 29, 2003	$0.0305	$0.0386	$0.0406	$0.0481	$0.0001	$0.0005
September 30, 2003	0.0432	0.0523	0.0441	0.0496	0.0002	0.0006
October 31, 2003	0.0315	0.0388	0.0433	0.0514	0.0001	0.0006
November 26, 2003	0.0308	0.0383	0.0416	0.0491	0.0001	0.0003
December 31, 2003	0.0426	0.0518	0.0609	0.0698	0.0001	0.0002
January 30, 2004	0.0290	0.0373	0.0387	0.0469	0.0001	0.0002
February 27, 2004	0.0323	0.0403	0.0463	0.0541	0.0001	0.0002
March 31, 2004	0.0396	0.0488	0.0600	0.0700	0.0001	0.0002
April 30, 2004	0.0309	0.0393	0.0367	0.0448	0.0001	0.0003
May 28, 2004	0.0269	0.0348	0.0336	0.0411	0.0001	0.0003
June 30, 2004	0.0395	0.0485	0.0540	0.0630	0.0001	0.0004
July 30, 2004	0.0286	0.0375	0.0362	0.0467	0.0002	0.0008
Total Dividends per Share	$0.4054	$0.5063	$0.5360	$0.6346	$0.0014	$0.0046

None of the ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the High Grade Bond, Strategic Yield and Money Market Portfolios.

In addition, dividends and distributions to shareholders from net investment income and net realized gain from investment transactions were paid during the year ended July 31, 2004, for the following portfolios:

  Ordinary Income Dividends:

	Declaration	Record	Payable	Dividend Amount Per Share
Portfolio	Date	Date	Date	Class B	Class I
Value Growth	12/17/03	12/17/03	12/18/03	$0.0276	$0.1307
Managed	10/30/03	10/30/03	10/31/03	0.0368	0.0685
Managed	12/29/03	12/29/03	12/30/03	0.0402	0.0618
Managed	04/29/04	04/29/04	04/30/04	0.0380	0.0797
Managed	07/29/04	07/29/04	07/30/04	0.0302	0.0616
Blue Chip	12/29/03	12/29/03	12/30/03	0.1800	0.5506

All ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the Value Growth, Managed and Blue Chip Portfolios.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

7.  Dividends and Distributions to Shareholders (continued)

  Capital Gains Distributions:

Portfolio	Declaration Date	Record Date	Payable Date	Dividend Amount Per Share (Both Classes)
High Grade Bond	12/17/03	12/17/03	12/18/03	$0.0336

The tax character of dividends and distributions to shareholders during the years ended July 31, 2004 and 2003 was the same as for financial reporting purposes.

  Federal Income Taxes

For the fiscal year ended July 31, 2004, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to the maximum amount of the following dividends as taxed at a maximum rate of 15%.

Portfolio	Maximum Amount
Value Growth - Class B	$168,740
Value Growth - Class I	53,781
High Grade Bond - Class B	536,620
High Grade Bond - Class I	229,792
Strategic Yield - Class B	586,038
Strategic Yield - Class I	186,864
Managed - Class B	386,391
Managed - Class I	106,159
Money Market - Class B	4,226
Money Market - Class I	4,961
Blue Chip - Class B	235,609
Blue Chip - Class I	148,432

Complete information will be computed and reported in conjunction with the completion and mailing of the Fund's 2004 Form 1099-DIV to be sent to Fund shareholders.

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS

Years ended July 31, 2004, 2003, 2002, 2001 and 2000

		Income from Investment Operations				Less Distributions
	Net Asset Value at Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions
Value Growth Portfolio
Class B:
2004	$10.17	$0.02		$ 1.55	$ 1.57	$(0.03)	$ -	$(0.03)
2003	8.99	0.03		1.17	1.20	(0.02)	-	(0.02)
2002	10.28	0.04		(1.26)	(1.22)	(0.07)	-	(0.07)
2001	8.53	0.08		1.75	1.83	(0.08)	-	(0.08)
2000	9.57	0.06		(1.05)	(0.99)	(0.05)	-	(0.05)
Class I:
2004	$10.26	$0.11		$ 1.57	$ 1.68	$(0.13)	$ -	$(0.13)
2003	9.06	0.16		1.14	1.30	(0.10)	-	(0.10)
2002	10.35	0.13		(1.26)	(1.13)	(0.16)	-	(0.16)
2001	8.58	0.16		1.77	1.93	(0.16)	-	(0.16)
2000	9.60	0.12		(1.05)	(0.93)	(0.09)	-	(0.09)
High Grade Bond Portfolio
Class B:
2004	$10.46	$0.41		$ 0.09	$ 0.50	$(0.41)	$(0.03)	$(0.44)
2003	10.49	0.39		(0.01)	0.38	(0.39)	(0.02)	(0.41)
2002	10.36	0.48		0.15	0.63	(0.48)	(0.02)	(0.50)
2001	9.69	0.58		0.67	1.25	(0.58)	-	(0.58)
2000	10.07	0.57		(0.35)	0.22	(0.59)	(0.01)	(0.60)
Class I:
2004	$10.46	$0.51		$ 0.10	$ 0.61	$(0.51)	$(0.03)	$(0.54)
2003	10.49	0.49	(2)	(0.01)	0.48	(0.49)	(0.02)	(0.51)
2002	10.37	0.57		0.14	0.71	(0.57)	(0.02)	(0.59)
2001	9.69	0.66		0.68	1.34	(0.66)	-	(0.66)
2000	10.07	0.63		(0.35)	0.28	(0.65)	(0.01)	(0.66)
Strategic Yield Portfolio
Class B:
2004	$ 9.30	$0.54		$ 0.41	$ 0.95	$(0.54)	$ -	$(0.54)
2003	9.43	0.59	(2)	(0.13)	0.46	(0.59)	-	(0.59)
2002	9.55	0.60		(0.12)	0.48	(0.60)	-	(0.60)
2001	9.35	0.62		0.20	0.82	(0.62)	-	(0.62)
2000	9.87	0.66	(2)	(0.52)	0.14	(0.66)	-	(0.66)
Class I:
2004	$ 9.29	$0.63		$ 0.41	$ 1.04	$(0.63)	$ -	$(0.63)
2003	9.43	0.69		(0.14)	0.55	(0.69)	-	(0.69)
2002	9.55	0.68		(0.12)	0.56	(0.68)	-	(0.68)
2001	9.34	0.70		0.21	0.91	(0.70)	-	(0.70)
2000	9.87	0.73		(0.53)	0.20	(0.73)	-	(0.73)

			Ratios/Supplemental Data
	Net Asset Value at End of Period	Total Investment Return Based on Net Asset Value (1)	Net Assets at End of Period (in thousands)	Ratio of Total Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Value Growth Portfolio
Class B:
2004	$11.71	15.42%	$69,495	1.62%	1.61%	0.13%	14%
2003	10.17	13.37%	63,473	1.78%	1.78%	0.29%	11%
2002	8.99	(11.98)%	58,231	1.66%	1.65%	0.40%	20%
2001	10.28	21.49%	68,667	1.70%	1.69%	0.82%	43%
2000	8.53	(10.35)%	60,429	1.79%	1.78%	0.64%	103%
Class I:
2004	$11.81	16.40%	$ 5,215	0.73%	0.73%	1.02%	14%
2003	10.26	14.48%	4,205	0.81%	0.81%	1.30%	11%
2002	9.06	(11.14)%	4,852	0.76%	0.75%	1.30%	20%
2001	10.35	22.55%	5,366	0.77%	0.76%	1.74%	43%
2000	8.58	(9.70)%	4,230	1.01%	1.00%	1.42%	103%
High Grade Bond Portfolio
Class B:
2004	$10.52	4.79%	$12,287	1.67%	1.67%	3.81%	12%
2003	10.46	3.58%	13,138	1.74%	1.74%	3.64%	23%
2002	10.49	6.29%	13,554	1.66%	1.66%	4.68%	21%
2001	10.36	13.32%	12,070	1.70%	1.68%	5.84%	9%
2000	9.69	2.27%	11,513	1.75%	1.73%	5.80%	12%
Class I:
2004	$10.53	5.89%	$ 4,641	0.70%	0.70%	4.77%	12%
2003	10.46	4.58%	4,429	0.83%	0.77%	4.52%	23%
2002	10.49	7.06%	2,280	0.83%	0.82%	5.51%	21%
2001	10.37	14.35%	1,895	0.86%	0.84%	6.66%	9%
2000	9.69	2.85%	1,495	1.19%	1.17%	6.36%	12%
Strategic Yield Portfolio
Class B:
2004	$ 9.71	10.33%	$10,309	1.91%	1.91%	5.55%	31%
2003	9.30	5.05%	10,530	2.00%	2.00%	6.33%	44%
2002	9.43	5.13%	10,552	1.93%	1.93%	6.27%	33%
2001	9.55	9.03%	10,288	1.96%	1.94%	6.55%	20%
2000	9.35	1.64%	10,276	2.02%	1.98%	7.05%	3%
Class I:
2004	$ 9.70	11.46%	$ 2,952	0.89%	0.89%	6.53%	31%
2003	9.29	5.99%	2,736	0.99%	0.98%	7.29%	44%
2002	9.43	6.11%	2,130	0.98%	0.97%	7.22%	33%
2001	9.55	10.14%	1,852	1.04%	1.02%	7.47%	20%
2000	9.34	2.20%	1,535	1.34%	1.33%	7.71%	3%

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS (continued)

Years ended July 31, 2004, 2003, 2002, 2001 and 2000

		Income from Investment Operations				Less Distributions
	Net Asset Value at Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions
Managed Portfolio
Class B:
2004	$12.50	$0.15		$ 1.29	$ 1.44	$(0.15)	$ -	$(0.15)
2003	11.26	0.18		1.24	1.42	(0.18)	-	(0.18)
2002	12.46	0.22		(1.20)	(0.98)	(0.22)	-	(0.22)
2001	10.06	0.30		2.40	2.70	(0.30)	-	(0.30)
2000	10.39	0.46		(0.33)	0.13	(0.46)	-	(0.46)
Class I:
2004	$12.53	$0.27		$ 1.29	$ 1.56	$(0.27)	$ -	$(0.27)
2003	11.29	0.31	(2)	1.24	1.55	(0.31)	-	(0.31)
2002	12.49	0.34		(1.20)	(0.86)	(0.34)	-	(0.34)
2001	10.08	0.40		2.41	2.81	(0.40)	-	(0.40)
2000	10.41	0.53		(0.33)	0.20	(0.53)	-	(0.53)
Money Market Portfolio
Class B:
2004	$ 1.00	$ -(2)		$ -	$ -	$ -	$ -	$ -
2003	1.00	-	(2)	-	-	-	-	-
2002	1.00	0.01	(2)	-	0.01	(0.01)	-	(0.01)
2001	1.00	0.04		-	0.04	(0.04)	-	(0.04)
2000	1.00	0.04		-	0.04	(0.04)	-	(0.04)
Class I:
2004	$ 1.00	$0.01	(2)	$ -	$ 0.01	$(0.01)	$ -	$(0.01)
2003	1.00	0.01	(2)	-	0.01	(0.01)	-	(0.01)
2002	1.00	0.01	(2)	-	0.01	(0.01)	-	(0.01)
2001	1.00	0.05		-	0.05	(0.05)	-	(0.05)
2000	1.00	0.04	(2)	-	0.04	(0.04)	-	(0.04)
Blue Chip Portfolio
Class B:
2004	$34.44	$0.21		$ 2.79	$ 3.00	$(0.18)	$ -	$(0.18)
2003	32.16	0.14		2.23	2.37	(0.09)	-	(0.09)
2002	41.06	0.08		(8.94)	(8.86)	(0.04)	-	(0.04)
2001	47.32	0.02		(5.37)	(5.35)	(0.01)	(0.90)	(0.91)
2000	46.89	0.06		1.00	1.06	(0.11)	(0.52)	(0.63)
Class I:
2004	$34.65	$0.59		$ 2.80	$ 3.39	$(0.55)	$ -	$(0.55)
2003	32.45	0.56	(2)	2.15	2.71	(0.51)	-	(0.51)
2002	41.42	0.43		(8.97)	(8.54)	(0.43)	-	(0.43)
2001	47.70	0.42		(5.37)	(4.95)	(0.43)	(0.90)	(1.33)
2000	47.13	0.43		1.04	1.47	(0.38)	(0.52)	(0.90)

			Ratios/Supplemental Data
	Net Asset Value at End of Period	Total Investment Return Based on Net Asset Value (1)	Net Assets at End of Period (in thousands)	Ratio of Total Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Managed Portfolio
Class B:
2004	$13.79	11.50%	$36,152	1.79%	1.79%	1.06%	14%
2003	12.50	12.74%	34,540	1.96%	1.95%	1.55%	22%
2002	11.26	(7.91)%	31,813	1.85%	1.84%	1.80%	20%
2001	12.46	27.00%	35,847	1.89%	1.88%	2.54%	50%
2000	10.06	1.42%	29,443	1.97%	1.96%	4.47%	70%
Class I:
2004	$13.82	12.50%	$ 5,726	0.84%	0.84%	2.00%	14%
2003	12.53	13.96%	4,664	0.95%	0.92%	2.57%	22%
2002	11.29	(7.01)%	3,482	0.89%	0.88%	2.76%	20%
2001	12.49	28.13%	3,544	0.94%	0.93%	3.46%	50%
2000	10.08	2.10%	2,465	1.30%	1.29%	5.14%	70%
Money Market Portfolio
Class B:
2004	$ 1.00	0.14%	$ 2,986	1.83%	0.88%	0.14%	0%
2003	1.00	0.22%	2,978	1.82%	1.14%	0.22%	0%
2002	1.00	0.69%	3,135	1.75%	1.48%	0.71%	0%
2001	1.00	3.82%	3,614	1.74%	1.73%	3.82%	0%
2000	1.00	4.12%	3,928	1.73%	1.71%	4.03%	0%
Class I:
2004	$ 1.00	0.46%	$ 500	0.99%	0.51%	0.51%	0%
2003	1.00	0.79%	1,794	0.84%	0.56%	0.79%	0%
2002	1.00	1.42%	1,175	0.90%	0.74%	1.39%	0%
2001	1.00	4.61%	983	0.97%	0.95%	4.47%	0%
2000	1.00	4.36%	730	1.73%	1.47%	4.48%	0%
Blue Chip Portfolio
Class B:
2004	$37.26	8.70%	$48,373	1.45%	1.45%	0.57%	1%
2003	34.44	7.42%	44,919	1.64%	1.64%	0.44%	20%
2002	32.16	(21.59)%	41,510	1.49%	1.49%	0.21%	0%
2001	41.06	(11.45)%	52,670	1.49%	1.48%	0.05%	0%
2000	47.32	2.21%	60,701	1.50%	1.49%	0.12%	18%
Class I:
2004	$37.49	9.77%	$10,048	0.45%	0.45%	1.57%	1%
2003	34.65	8.56%	9,417	0.65%	0.56%	1.50%	20%
2002	32.45	(20.80)%	5,026	0.49%	0.49%	1.21%	0%
2001	41.42	(10.56)%	5,640	0.52%	0.51%	1.01%	0%
2000	47.70	3.05%	5,902	0.69%	0.69%	0.93%	18%

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL HIGHLIGHTS

(1)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period and is not annualized for periods less than one year. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(2)  Without the Manager's voluntary reimbursement of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income as shown:

	Year	Per Share Net Investment Income	Amount Reimbursed
High Grade Bond Portfolio
Class I	2003	$0.48	$1,935
Strategic Yield Portfolio
Class B	2003	$0.59	$291
	2000	0.66	2,521
Managed Portfolio
Class I	2003	$0.31	$1,275
Money Market Portfolio
Class B	2004	$-	$27,788
	2003	-	20,717
	2002	-	8,374
Class I	2004	$0.01	$4,537
	2003	0.01	4,854
	2002	0.01	1,603
	2000	0.04	1,701
Blue Chip Portfolio
Class I	2003	$0.54	$6,140

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
EquiTrust Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Series Fund, Inc. (comprised of the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios) as of July 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Series Fund, Inc. at July 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa
August 27, 2004

OFFICERS AND DIRECTORS

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Persons(2)

Craig A. Lang (53)	President and Director	Since 2002	Dairy Farmer; Chairman and Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing; Director, Western Agricultural Insurance Company and other affiliates of the foregoing; President and Trustee, EquiTrust Variable Insurance Series Fund; Member, Growmark, Inc. Coordinating Committee and American Farm Bureau Federation Board of Directors; past member, Cattlemens Beef Board	13	Director, Farm Bureau Bank (San Antonio, Texas)

William J. Oddy (60)	Vice President and Director	Since 1981	Chief Executive Officer and Management Director, FBL Financial Group, Inc.; Chief Executive Officer, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer and Director, EquiTrust Life Insurance Company and other affiliates of the foregoing, and RIK, Inc.; Chief Executive Officer and Manager, EquiTrust Marketing Services, LLC; Vice President and Trustee, EquiTrust Variable Insurance Series Fund; Vice President and Director, EquiTrust Money Market Fund, Inc.; President and Director, FBL Real Estate Ventures, Ltd.	13	Director, American Equity Investment Life Insurance Company, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.

Stephen M. Morain (59)	Senior Vice President and General Counsel	Since 1982	General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, FBL Financial Group, Inc. and other affiliates of the foregoing; Senior Vice President, General Counsel and Manager, EquiTrust Marketing Services, LLC; Senior Vice President, General Counsel and Director, EquiTrust Investment Management Services, Inc.

JoAnn Rumelhart (51)	Executive Vice President	Since 2000	Executive Vice President, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Vice President, EquiTrust Life Insurance Company; Executive Vice President and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and Manager, EquiTrust Marketing Services, LLC.

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
James W. Noyce (49)	Chief Financial Officer and Treasurer	Since 1996	Chief Financial Officer and Chief Administrative Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Administrative Officer, Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, Treasurer and Director, EquiTrust Investment Management Services, Inc., FBL Real Estate Ventures, Ltd. and other affiliates of the foregoing; President, Treasurer and Director, FBL Leasing Services, Inc.; Chief Executive Officer, Chief Financial Officer and Chief Administrative Officer, Western Computer Services, Inc.; Chief Financial Officer and Treasurer, EquiTrust Variable Insurance Series Fund and EquiTrust Money Market Fund, Inc.

John M. Paule (48)	Chief Marketing Officer	Since 2000	Chief Marketing Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President, EquiTrust Life Insurance Company; Chief Marketing Officer and Director, EquiTrust Investment Management Services, Inc.; Chief Marketing Officer and Manager, EquiTrust Marketing Services, LLC.

Lou Ann Sandburg (56)	Vice President-Investments and Assistant Treasurer	Since 1999	Vice President-Investments and Assistant Treasurer, FBL Financial Group, Inc. and other affiliates of the foregoing; Vice President-Investments, Assistant Treasurer and Director, EquiTrust Investment Management Services, Inc.; Vice President, Assistant Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, FBL Financial Services, Inc. and other affiliates of the foregoing; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Secretary and Director, FBL Real Estate Ventures, Ltd.

Dennis M. Marker (53)	Chief Executive Officer	Since 1982	Vice President-Investment Administration, FBL Financial Group, Inc. and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Vice President-Investment Administration and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer, EquiTrust Variable Insurance Series Fund and EquiTrust Money Market Fund, Inc.; Vice President and Director, FBL Leasing Services, Inc.

Kristi Rojohn (41)	Investment Compliance Vice President and Secretary	Since 1990	Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Susan M. Coombs (44)	Mutual Fund Accounting Director	Since 2002	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Rebecca L. Howe (50)	Assistant Secretary	Since 2003	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Persons

Erwin H. Johnson (61) 1841 March Avenue Charles City, Iowa 50616-9115	Director	Since 1989	Farmer; Owner and Manager, Center View Farms, Co.; Farm Financial Planner; Iowa State University Cooperative Extension Service Seed Sales; Syngenta; Director, Iowa 4-H Foundation and Ag Ventures Alliance; Council Member, West St. Charles United Methodist Church	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Kenneth Kay (61) 51606 590th Street Atlantic, Iowa 50022-8233	Director	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (48) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Director	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants	13

James D. Wallace (49) 1111 Ashworth Road West Des Moines IA 50265	Director	Since 2004	President and CEO, GuideOne Insurance; former President and CEO, National Travelers Life Company	13

Erlin J. Weness (60) 1620 Pinewood Drive Worthington, Minnesota 56187	Director	Since 2003	Owner and Operator, Weness Consulting; Extension Educator – Farm Management, University of Minnesota	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota) and First Rushmore Bancorporation (Worthington, Minnesota)

1  Officers are elected annually by the Board of Directors and their terms continue until they are replaced or resign. Each director shall serve as director until the next meeting of shareholders called for the purpose of conducting the election of such director or a successor to such director and until a successor is elected and qualified, or until such director sooner dies, resigns or is removed.

2  All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266. Messrs. Lang and Oddy are interested directors of the Fund by virtue of their positions with the Adviser, Distributor and/or affiliated persons of the Adviser and Distributor.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 AM to 4:30 PM.

The officers and directors of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and officers and trustees of EquiTrust Variable Insurance Series Fund. All, except one, of the Fund's officers and interested directors are officers and directors of the Adviser and/or the Distributor or an affiliate thereof. Interested directors serve without any compensation from the Fund. Each of the directors not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. Each unaffiliated director will receive an annual retainer of $5,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,000 plus expenses for each directors' meeting of the EquiTrust Mutual Funds attended. A fee of $250 shall be paid for each telephonic board or committee meeting attended. For the fiscal year ended July 31, 2004, the Fund paid directors' fees totaling $19,216.

Information on Proxy Voting:

EquiTrust Series Fund, Inc. (the "Fund") has delegated the authority to vote proxies related to the Fund's portfolio securities to the Fund's investment adviser, EquiTrust Investment Management Services, Inc. (the "Adviser"). A description of the policies and procedures that the Adviser uses in fulfilling this responsibility is available, without charge, upon request by calling 1-877-860-2904. It also appears in the Fund's Statement of Additional information, which can be found on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the most recent 12-month period ended June 30, is available without charge, by calling the toll-free number listed above or by accessing the SEC's website.

Form N-Q Disclosure:

Beginning with the quarter ending October 31, 2004, the Fund will file a complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q will also be available, without charge, upon request by calling the Fund at 1-877-860-2904.

Item  2.                                Code of Ethics.

(a)                      The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant at it principal executive office.

Item  3.                                Audit Committee Financial Expert.

(a)                      (1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(2)  The audit committee financial expert is James D. Wallace.  Mr. Wallace is independent as defined in Form N-CSR Item 3(a)(2).

Item  4.                                Principal Accountant Fees and Services.

(a)                    Audit Fees:  For the Fund’s fiscal years ended July 31, 2003 and July 31, 2004, the aggregate fees billed by the Fund’s principal accountant for the audit of the Fund’s financial statements were $50,300 and $54,000, respectively.

(b)                   Audit-Related Fees: For the Fund’s fiscal year ended July 31, 2003, the aggregate fees billed by the Fund’s principal accountant for research and consultation fees related to the audit of the Fund were $1013.  There were no audit-related fees billed to the Fund for the fiscal year ended July 31, 2004.

(c)                    Tax Fees:  None.

(d)                   All Other Fees: For the Fund’s fiscal years ended July 31, 2003 and July 31, 2004, the aggregate fees billed by the Fund’s principal accountant included research and consultation fees for miscellaneous accounting matters; fees related to the audits of EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund; as well as fees for services performed by the principal accountant for EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC, affiliates of the Fund that provide support for the operations of the Fund.  The amounts of these fees are as follows:

Fiscal Year Ended:	July 31, 2003	July 31, 2004
Research and consultation fees billed to the Fund for miscellaneous accounting matters	$581	$3,250

Research and consultation fees billed to EquiTrust Money Market Fund, Inc. for miscellaneous accounting matters	$68	none

Fees related to audits of EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund	$58,375	$60,200

Services performed for EquiTrust Marketing Services, LLC and EquiTrust Investment Management Services, Inc.	$30,900	$33,000

3

(e)                    (1)  On May 12, 2003, the Fund’s Audit Committee adopted the following pre-approval policies and procedures:

IV.       RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

C.            Independent Auditors

2.               Pre-approve any engagement of the independent auditors to provide any services to the Fund, including the fees and other compensation to be paid to the independent auditors.  Notwithstanding the above, the independent auditors shall not perform any of the following non-audit services for the Fund (“prohibited non-audit services”):

a.               bookkeeping or other services related to the accounting records or financial statements of the Fund;

b.              financial information systems design and implementation;

c.               appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

d.              actuarial services;

e.               internal audit outsourcing services;

f.                 management functions or human resources;

g.              broker or dealer, investment adviser, or investment banking services;

h.              legal services and expert services unrelated to the audit; and

i.                  any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.               Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate”(1) of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

•                  The Chairman of the Audit Committee (or in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited

(1)  “Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

4

services for engagements of less than $5000.  Each member of the Audit Committee shall be notified in writing of the pre-approval promptly following the granting of such approval.  In addition, all such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

•                  Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 above is not required, if:

(a)          the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(b)         the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)          such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

•                  Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 above is not required, if:

(a)          the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(b)         the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)          such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(e)                      (2)   Not applicable.

(f)                      Not applicable.

(g)                   Aggregate Non-Audit Fees: For the Fund’s fiscal years ended July 31, 2003 and July 31, 2004, the aggregate non-audit fees billed by the Fund’s principal accountant for services rendered to the Fund, the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $1,662 and $3,250, respectively. The fees billed were research and consultation fees for miscellaneous accounting matters.

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(h)                     The Audit Committee of the Board of Directors of the Fund has reviewed the statement of independence provided by Ernst & Young, the Fund’s principal accountant, considered whether the provision of non-audit services by the firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser is compatible with such firm’s independence with respect to the Fund, and concluded that the non-audit services provided by Ernst & Young does not compromise that firm’s independence with regard to the Fund.

Item 5.                                   Audit Committee of Listed Registrant.

Not applicable.

Item 6.                                   Schedule of Investments.

See Item 1.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.                            Submission of Matters to a Vote of Security Holders.

The registrant has not been required to provide disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101) regarding the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

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Item 11.                            Controls and Procedures.

(a)                    The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                   There has been no change to the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                                See Item 2(a).

(a)(2)                                Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                              Not applicable.

(b)                                           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EquiTrust Series Fund, Inc.

By:	/s/ Dennis M. Marker
Name: Dennis M. Marker
Title: Chief Executive Officer
Date: 9/24/2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dennis M. Marker
Name: Dennis M. Marker
Title: Chief Executive Officer
Date: 9/24/2004

By:	/s/ James W. Noyce
Name: James W. Noyce
Title: Chief Financial Officer
Date: 9/24/2004